UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II

(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212

(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: September 30, 2020

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

September 30, 2020

VIVALDI

MERGER ARBITRAGE FUND

Class A Shares – VARAX

Class I Shares – VARBX

VIVALDI

MULTI-STRATEGY FUND

Class A Shares – OMOAX

Class I Shares – OMOIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds, if you hold your shares directly with the Funds, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Funds, you may elect to receive shareholder reports and other communications from the Funds electronically by contacting the Funds at (877) 779-1999 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports at (877) 779-1999 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Managers Series Trust II’s Funds you hold directly or through your financial intermediary, as applicable.

Vivaldi Asset Management, LLC | 225 W. Wacker Dr. | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300

The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	10
Statements of Assets and Liabilities	30
Statements of Operations	31
Statements of Changes in Net Assets	32
Statements of Cash Flows	34
Financial Highlights	36
Notes to Financial Statements	42
Report of Independent Registered Public Accounting Firm	57
Supplemental Information	58
Expense Examples	66

This report and the financial statements contained herein are provided for the general information of the shareholders of the Vivaldi Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.vivaldifunds.com

VIVALDI FUNDS • ANNUAL SHAREHOLDER LETTER

Contents

Executive-Level Overview	Market Perspective
Vivaldi Merger Arbitrage Fund	VARAX | VARBX
Vivaldi Multi-Strategy Fund	OMOAX | OMOIX

Executive-Level Overview

We find it important to preface our Annual Shareholder Letter with an Executive-level overview to reinforce our investment process and current mindset in light of present-day market conditions. As financial markets have returned to some level of normalcy, it is easy to overlook the unprecedented market volatility in Q1 and early Q2 of 2020 that saw the most significant market correction since the Great Financial Crisis over a decade ago. Despite domestic equity markets sitting near all-time highs, the economic backdrop remains anything but pristine as the country continues to grapple with near-record unemployment, thousands of shuttered businesses, and political gridlock. All of that is against the backdrop of an upcoming Presidential election where years of considerable economic, financial, and societal impacts hang in the balance. Overall, we remain cognizant of the current “top-down” headline risks discussed above that have led many investors to grow cautious of the overall market environment. While we actively consider and monitor many of those macro-level risks and the effects on global capital markets, we remain steadfast in our effort to build durable portfolios that provide high probability of generating positive absolute performance regardless of the broader market environment and throughout various market cycles. While this approach can, at times, limit our participation in attractive markets over the short-term, it also alleviates the responsibility of timing shifts in market sentiment that may unwind successful trades rapidly. Over the long term, we remain confident in our ability to identify strategies and construct portfolios that adhere to those investment guidelines. As is customary in our Annual Shareholder Letter, we will review what we believe to be the important drivers of performance and opportunity set across each of the Vivaldi Funds for the past fiscal year period.

Vivaldi Merger Arbitrage Fund

The Vivaldi Merger Arbitrage Fund (the “Fund”) A and I share classes returned +0.47% and +0.85%, respectively, for the one-year fiscal period ending 9/30/2020. Comparatively, the Bloomberg Barclays Aggregate Bond Index1 (the “AGG”) returned +6.98% over that same lookback period. While the Fund lagged broader credit markets over the lookback period, we are pleased with how well the Fund protected capital during a period highlighted by the most significant market correction over the past decade. During periods of significant market volatility, merger arbitrage spreads, which are traditionally relatively immune from broader market conditions and movements, typically become exposed to those same market developments as the level of indiscriminate selling penetrates even the most isolated asset classes. To contextualize the broader market’s effects on the merger arbitrage community, at the end of March, the median spread on arbitrage transactions was returning approximately 8.1% on an annualized rate of return basis. This was up 230 basis points from the end of February and 560 basis points from February 21st when the selloff began. Within March specifically, during the lowest point of the market, effectively all announced-deal merger transactions had traded down over -15% with numerous transactions trading at spreads north of 20% on a non-annualized basis. Despite the significant correction across both traditional equity markets and the merger arbitrage environment, VARBX was down less than -5% from peak-to-trough. Our relatively conservative risk management approach enabled us to avoid all of those situations, as the Fund remained solely invested in what we believed to be the most secure transactions that were de-risked from both an economic and regulatory perspective. While we are never happy with negative performance, we were pleased to see how the Fund performed compared to other direct peer managers during the unprecedented market volatility in March and April.

[1]	The AGG broadly tracks $15 trillion of fixed income securities, nearly the entire U.S. investment-grade bond market and includes government securities, mortgage-backed securities, asset-backed securities and corporate securities.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

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We were also satisfied with the Fund’s consistency in generating returns over the trailing one-year period. More specifically, the Fund generated positive returns in 10 of the last 12 months, having returned an average of +0.33% in each of those positive months. Comparatively, the AGG only generated positive returns in 7 of the last 12 months. In the five months when the AGG saw a negative return, the Fund generated an average monthly return of -0.11% compared to the AGG’s average return over those same months of -0.32%. Perhaps most importantly, the Fund continues to demonstrate an attractive risk level, with realized volatility over the trailing one-year period of only 2.6%. Comparatively, the AGG demonstrated a realized volatility of 3.2% over that same timeframe. Additionally, correlation between the Fund and both the AGG and the S&P 500 index remain low at 0.10 and 0.03, respectively. We remain confident in the Fund’s potential to generate a strong both risk-adjusted and absolute return stream, isolated from broader market factors and developments over full market cycles.

Within the portfolio, the past fiscal year represented a relatively benign period of blocking and tackling. The Fund experienced positive asymmetry between contributors and detractors, with twenty-one deals generating positive attribution while nine deals generated losses for the Fund. We would like to highlight one particular investment that generated an outsized return for the Fund over the fiscal year – the Allergan (AGN) and Abbvie (ABBV) merger. The Fund entered the position in Q4 of 2019 and built the position up to approximately 10% of the portfolio, where it remained until exit in April of 2020. We viewed the AGN and ABBV merger as one of the safest announced merger transactions since the time of announcement until deal closing and the trade generated +0.41% of attribution for the Fund over its holding period. As touched on above, the most important investment decisions over the past fiscal year were perhaps the specific mergers or acquisition transactions to avoid. In that vein, one of those transactions included LMVH’s acquisition of Tiffany’s (TIF). The transaction was originally struck pre-Covid and subsequently ran into numerous legal and economical roadblocks over the life of the deal which caused the spread to widen over 25%. Viewing the spread for this deal as an indication of high risk, even at the announcement date before the full disruption of the pandemic, the Fund maintained no exposure to the transaction throughout the life of the deal.

Another area to highlight for the Fund was the recent addition of Special Purpose Acquisition Companies (SPACs) as an investable asset class within the Fund’s mandate. A SPAC is a publicly listed acquisition vehicle, whereby a sponsor raises a blind pool of capital with the special purpose of acquiring a private operating business. Investors in SPACs receive a share of stock that is secured by a trust holding the cash proceeds of the SPACs IPO in addition to warrants for no additional cost that can be converted into the stock of a future company the SPAC may buy. SPAC investors earn a fixed income rate of return through the interest earned on the cash in the trust account with incremental upside opportunities should the SPAC identify a company to acquire. Since inclusion of SPACs within the portfolio in early Q3, the SPAC market has remained extremely active with opportunities. In the first six months of this year, new SPACs raised a record amount of money. However, since June 30, new issuances have already doubled the amount raised in the first six months of the year. So far this year, ninety-five new SPAC’s have gone public and have raised $37B. This compares to just fifty-nine for all of 2019, in which $13.5B was raised. We have been actively investing in some of these new issuances as well as continuing to build a shorter dated portfolio of names that have a pressing near-term deadline to get deals announced. The Fund has been most focused on investing in short-dated new issue and secondary market SPAC transactions that have been trading at premiums to Cash + Trust of 0-3% and has actively been trimming positions as that premium reached and traded through 5%. The risks of the COVID-19 pandemic are unknown, and may exacerbate the other risks of the Fund.

There are many reasons to be optimistic regarding the state of the North American M&A market moving forward. Three of the main factors in forecasting M&A activity - corporate cash levels, private equity commitments and uninvested cash, and the prevailing interest rate environment – we believe should provide meaningful tailwinds from a deal volume perspective. While many corporations took a pause in the midst of the initial Covid-19 pandemic to evaluate their business strength and go-forward expectations, many companies with strong balance sheets have begun to re-emerge in the hunt for potential suitors. Similarly, private equity firms have continued to raise billions of dollars that is expected to be invested in private and public companies alike over the coming years. Perhaps most importantly, record low domestic interest rates, coupled with a dovish Federal Reserve, should ensure that deal-making remains on the agenda of corporate executives who are now looking externally to spur growth and expansion. While we remain reticent around much of the pre-Covid legacy transactions that remain open, an increasing number of which have moved into some level of litigation around break-ups or valuation disagreements, we expect M&A flow moving forward to remain vibrant and we will continue to thoughtfully allocate capital in the best risk adjusted merger transactions. Similarly, the velocity and volume of SPAC issuances remain robust and should represent a compelling opportunity set for the Fund moving forward.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

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Vivaldi Multi-Strategy Fund

The Vivaldi Multi-Strategy Fund (the “Fund”) A and I Share Classes returned -2.45% and -2.23%, respectively, for the 1-year fiscal period ending 9/30/2020. The Fund’s benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index, finished the fiscal year period ending 9/30/2020 with a +1.10% return. The entirety of the Fund’s negative performance, and underperformance relative to the benchmark, is attributable to the Fund’s Relative Value: Equity strategy, which lost -12.82% over the trailing one-year lookback period. All three of the remaining underlying strategies in the portfolio generated positive performance over the fiscal year. The Relative Value: Equity strategy was liquidated in April of 2020, and additional details surrounding that development are described below. The Fund generated positive returns in 9 of the past 12 months, with returns over those months averaging +1.51%. While the Fund demonstrated a realized volatility of 13.66% over the trailing one-year period, it is important to put that into context with the broader equity market as measured by the S&P 500, which saw a realized volatility of 23.63% over that same timeframe. The majority of the volatility was felt in the Fund’s Relative Value: Closed End Fund and Structured Credit portfolios, as those markets were not immune to the indiscriminate selling in the March and April timeframe.

As noted above, the three remaining strategies in the portfolio generated positive returns over the trailing one-year lookback period. The Fund’s Relative Value: Closed End Fund strategy led the way, returning +2.37% over the lookback period. The closed end fund market saw perhaps the most severe and broad-based selling in March and April, as the market saw discount levels lower than during the Great Financial Crisis. That dynamic resulted in the strategy seeing a -14.18% decline in March alone. However, that market has continued to move upward following the initial decline and the strategy has now fully recovered its March decline, having returned +17.65% since March. The Fund’s Event Driven strategy returned +1.43% over the trailing one-year period and was the most insulated from the broader market volatility in Q1 of 2020, returning only -2.02% in March. The strategy has since returned +1.80% and has continued to display low levels of realized volatility despite the market backdrop. The Fund’s Structured Credit sleeve returned +0.58% over the trailing one-year period. The Structured Credit sleeve saw a -15.28% return in March of 2020 as credit markets were not immune to the indiscriminate, liquidity-based selling that rattled financial markets. However, the strategy has since returned +15.51%, fully recovering its initial decline. While we are not happy with the mark-to-market losses felt in March of 2020, we were pleased to see all strategies participate in the subsequent upside rally and fully recover their March declines.

Over a longer-term lookback, the overall correlation benefit across the three strategies remained robust, as the Fund’s volatility has remained very low at 4.51%, compared to an 8.91% annualized volatility if we assumed no correlation benefit across strategies. The diversification benefit within the portfolio is also evident in the fact that the 0.7 Sharpe Ratio2 of the strategy was higher than the return-to-risk ratio of some of the underlying strategies on a stand-alone basis.

[2]	The Sharpe Ratio measures the Fund’s return earned in excess of the risk free rate over a specified time period per unit of total risk, as measured by the Fund’s standard deviation of returns over that same time period.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

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As touched on above, the Fund formally liquidated its Relative Value: Equity strategy in April of 2020. The decision to liquidate that portfolio was largely predicated on continued risk-adjusted underperformance. Starting at the beginning of the fiscal year in October 2019 until April when the portfolio was liquidated, the RV: Equity strategy returned -12.82% with the majority of those losses (-8.96%) coming outside of the March decline that saw the S&P 500 fall over -25% peak-to-trough. That negative performance was broadly spread across the entire portfolio with no real outsized detractors. Additionally, over the past two quarters, the Fund has gradually reduced its exposure to the Event Driven sleeve. That decision was primarily based on a relative assessment of prevailing opportunity sets across the three remaining strategies within the portfolio.

We continue to believe in the power of conviction-weighted portfolios and think that one of the main challenges to multi-alternative mutual funds historically has been overly diversified portfolios that largely net themselves out to minimal returns. In that vein, we currently allocate to three sub-strategies within the overall Fund. One of our key responsibilities is to remain constantly vigilant with respect to balancing the portfolio across the best mix of underlying strategies, attempting to provide the best chance to meet or exceed our absolute return mandate with a stable risk profile. The underlying strategies in the portfolio were largely selected for their attractive correlation benefits when viewed alongside one another, so the portfolio tends to run relatively balanced from a strategy exposure perspective. Importantly, shifts between strategy allocations have tended to be incremental in nature, in which one strategy may see a decrease in allocation across the course of a quarter or two while that harvested capital has been pushed to another underlying team with a more active opportunity set. As of the end of the fiscal year, the sub-strategy allocations were as follows: Structured Credit (44%), Relative Value: Closed End Fund (42%), Event Driven (12%), and Cash (-2%).

As always, we thank you for your continued support and intend to work hard to maintain it.

Kind Regards,

Michael Peck, CFA President, Co-Chief Investment Officer mpeck@vivaldicap.com	Brian R. Murphy Portfolio Manager bmurphy@vivaldicap.com

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

4

The views were those of the Portfolio Fund Managers as of September 30, 2020 and may not reflect their views on the date this material is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments and do not constitute investment advice. This material may contain discussions about investments that may or may not be held by the Funds as of the date of this material. All current and future holdings are subject to risk and to change.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Funds’ performance. Investments in foreign securities involve greater volatility and political, economic, and currency risks and difference in accounting methods. These risks are greater for emerging markets. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Funds may use leverage which may exaggerate the effect of any securities or the Net Asset Value of the Funds, and money borrowed will be subjected to interest costs. In the case of an investment in a potential acquisition target, if the proposed merger, exchange offer or cash tender offer appears likely not to be consummated, in fact is not consummated, or is delayed, the market price of the security to be tendered or exchanged will usually decline sharply, resulting in a loss to the Funds. If a put or call option purchased by one of the Funds expires without being sold or exercised, the Fund will lose the premium it paid for the option. The risk involved in writing a covered call option is the lack of liquidity for the option. The Funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the Funds are more exposed to individual stock volatility than a diversified fund. The Funds may invest in mortgage backed securities that include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Multi-investment management styles may lead to higher transaction expenses compared to a single investment management styles. Outcomes depend on the skill of the sub-advisers and funds (ETFs), which may trade at a discount to the aggregate value of the underlying securities, and, although expense ratios for ETFs are generally low, frequent trading of ETFs by the Funds can generate brokerage expenses. For a complete description of risks please read the prospectus.

Vivaldi Asset Management, LLC is the Adviser to the Vivaldi Merger Arbitrage Fund and the Vivaldi Multi-Strategy Fund (collectively, the “Funds”). IMST Distributors, LLC is the distributor for the Funds.

Vivaldi Asset Management | 225 W. Wacker Drive | Suite 2100 | Chicago, IL 60606 | P: 312.248.8300 | F: 847.386.2910

5

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2020 (Unaudited)

This graph compares a hypothetical $500,000 investment in the Fund’s Class I shares with a similar investment in the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Index during the periods shown. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2020	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A¹	0.47%	2.51%	3.07%
Class I²	0.85%	2.85%	3.37%
After deducting maximum sales charge
Class A¹	-5.28%	1.30%	2.47%
Bloomberg Barclays US Aggregate Bond Index	6.98%	4.18%	3.64%
S&P 500 Index	15.15%	14.15%	13.74%

[1]	Maximum sales charge for Class A shares is 5.75%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

The expense ratios for Class A and I shares were 2.84% and 2.53%, respectively, which were the amounts stated in the current prospectus dated February 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. While the Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until January 31, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns for periods other than the year ended September 30, 2020 would be lower.

6

Vivaldi Merger Arbitrage Fund

FUND PERFORMANCE at September 30, 2020 (Unaudited) – Continued

The Fund commenced investment operations on October 1, 2015, after the reorganization of Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company which commenced operations on April 1, 2000 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. The Predecessor Fund was not registered under the 1940 Act and, therefore, was not subject to certain restrictions imposed by the 1940 Act on registered investment companies and by the Internal Revenue Code of 1986, as amended, on regulated investment companies such as the Fund. Performance results shown in the graph and the performance table above for the period prior to October 1, 2015 reflect the performance of the Predecessor Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

The Bloomberg Barclays US Aggregate Bond Index is market capitalization weighted and includes treasury securities, government agency bonds, mortgage backed bonds and corporate bonds. It excludes municipal bonds and treasury inflation-protected securities because of tax treatment. The S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy and assumes any dividends are reinvested back into the index. These indices do not reflect expenses, fees or sales charge, which would lower performance. The indices are unmanaged and they are not available for investment.

7

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2020 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The performance graph above is shown for the Fund Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

Average Annual Total Returns as of September 30, 2020	1 Year	5 Years	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	-2.45%	2.73%	2.30%	04/30/12
Class I²	-2.23%	3.03%	2.60%	04/30/12
After deducting maximum sales charge
Class A¹	-7.34%	1.68%	1.67%	04/30/12
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.10%	1.20%	0.74%	04/30/12

[1]	Maximum sales charge for Class A shares is 5.00%.
[2]	Class I shares do not have any initial or deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (877) 779-1999.

Gross expense ratios for Class A and I shares were 3.01% and 2.69%, respectively, and net expense ratios for Class A and I shares were 2.85% and 2.53%, respectively, which were the amounts stated in the current prospectus dated February 1, 2020. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.85% and 1.55% of the average daily net assets of the Fund’s Class A and Class I shares, respectively. This agreement is in effect until January 31, 2021, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

8

Vivaldi Multi-Strategy Fund

FUND PERFORMANCE at September 30, 2020 (Unaudited) – Continued

The Fund commenced investment operations on December 16, 2016, after the reorganization of Vivaldi Orinda Macro Opportunities Fund, which commenced operations on April 30, 2012 (the “Predecessor Fund”), into the Fund, pursuant to which the Predecessor Fund transferred substantially all of its assets into the Fund. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the graph and the performance table above for the period prior to December 16, 2016 reflect the performance of the Predecessor Fund.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index tracks the performance of the U.S. Dollar denominated U.S. Treasury Bills publicly issued in the U.S. Domestic Market with a remaining term to final maturity of less than 3 months. This index does not reflect expenses, fees or sales charges, which would lower performance. The index is unmanaged and it is not available for investment.

9

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS — 70.3%
	EDUCATIONAL SOFTWARE — 3.0%
537,933	Rosetta Stone, Inc.*	$16,127,231
	INSURANCE BROKERS — 4.4%
112,801	Willis Towers Watson PLC[1,2]	23,555,105
	INTERNET BROKERS — 1.4%
150,932	E*TRADE Financial Corp.[1]	7,554,146
	MEDICAL PRODUCTS — 6.3%
121,035	Varian Medical Systems, Inc.*,1	20,818,020
408,945	Wright Medical Group N.V.*,1,2	12,489,180
		33,307,200
	MEDICAL-BIOMEDICAL/GENERICS — 10.5%
206,416	Immunomedics, Inc.*	17,551,553
271,607	Livongo Health, Inc.*,1	38,038,560
		55,590,113
	MEDICAL-DRUGS — 3.4%
518,602	Aimmune Therapeutics, Inc.*	17,865,839
	MEDICAL-GENERIC DRUGS — 3.0%
299,514	Momenta Pharmaceuticals, Inc.*	15,718,495
	NON-HAZARDOUS WASTE DISPOSAL — 5.2%
906,429	Advanced Disposal Services, Inc.*,1	27,401,349
	OIL COMP-EXPLORATION & PRODUCTION — 0.6%
361,137	CNX Resources Corp.*	3,409,135
	PROPERTY/CASUALTY INSURANCE — 5.0%
778,999	National General Holdings Corp.[1]	26,291,216
	SPECIFIED PURPOSE ACQUISITIONS — 27.5%
72,048	Acamar Partners Acquisition Corp.*	736,331
122,728	ACE Convergence Acquisition Corp.*,2	1,257,962
217,824	Alussa Energy Acquisition Corp. - Class A*,2	2,162,992
277,262	AMCI Acquisition Corp. - Class A*	2,866,889
219,813	Andina Acquisition Corp. III*,2	2,250,885
81	Artius Acquisition, Inc.*,2	842
192,011	Artius Acquisition, Inc. - Class A*,2	1,908,589
15,800	Ascendant Digital Acquisition Corp.*,2	166,216
70,290	BowX Acquisition Corp.*	721,175
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Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
2,000	Brilliant Acquisition Corp.*,2	$19,500
131,745	Burgundy Technology Acquisition Corp.*,2	1,313,498
12,640	Capstar Special Purpose Acquisition Corp.*	128,972
33,332	CC Neuberger Principal Holdings I*,2	361,319
14,999	CC Neuberger Principal Holdings I - Class A*,2	155,990
14,855	CC Neuberger Principal Holdings II*,2	153,452
277,381	CF Finance Acquisition Corp. - Class A*	2,884,762
175,313	CHP Merger Corp. - Class A*	1,786,440
350,651	Churchill Capital Corp. IV*	3,513,523
47,185	CIIG Merger Corp.*	488,365
240,000	Climate Change Crisis Real Impact I Acquisition Corp.*	2,412,000
112,602	CM Life Sciences, Inc.*	1,178,943
108,100	Colonnade Acquisition Corp.*,2	1,076,676
319,424	Conyers Park II Acquisition Corp. - Class A*	3,245,348
390,441	Crescent Acquisition Corp. - Class A*	3,920,028
156,910	D8 Holdings Corp.*,2	1,580,084
68,884	DFP Healthcare Acquisitions Corp. - Class A*	713,638
153,000	dMY Technology Group, Inc. II*	1,565,190
397,594	E.Merge Technology Acquisition Corp.*	3,999,796
62,998	East Resources Acquisition Co.*	635,020
280,000	Equity Distribution Acquisition Corp.*	2,884,000
300,000	Falcon Capital Acquisition Corp.*	3,087,000
613,100	FG New America Acquisition Corp.*	6,137,131
218,005	FinTech Acquisition Corp. III - Class A*	2,247,632
84,055	Foley Trasimene Acquisition Corp. II*	857,361
114,405	Fortress Value Acquisition Corp. II*	1,178,394
176,719	Forum Merger III Corp.*	1,846,714
350,000	FTAC Olympus Acquisition Corp.*,2	3,500,000
63,200	Fusion Acquisition Corp.*	650,960
5,650	Galileo Acquisition Corp.*,2	55,935
44,151	GigCapital2, Inc.*	448,574
63,945	Gores Holdings V, Inc.*	661,831
31,600	GS Acquisition Holdings Corp. II*	354,868
307,128	GX Acquisition Corp. - Class A*	3,224,844
343,057	Haymaker Acquisition Corp. - Class A*	3,430,570
282,643	Healthcare Merger Corp. - Class A*	2,868,826
6,320	Holicity, Inc.*	65,412
55,857	Hudson Executive Investment Corp.*	578,679
1,260	Insu Acquisition Corp. II*	13,054
34,451	Juniper Industrial Holdings, Inc.*	393,427
173,500	Juniper Industrial Holdings, Inc. - Class A*	1,814,810
11

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
24,027	Kensington Capital Acquisition Corp. - Class A*	$402,452
23,303	Leisure Acquisition Corp.*	250,041
11,700	LifeSci Acquisition Corp.	161,037
334,000	Lionheart Acquisition Corp. II*	3,326,640
50,000	Live Oak Acquisition Corp.*	527,500
1	Longview Acquisition Corp.*	10
100,399	Longview Acquisition Corp. - Class A*	985,918
84,345	Malacca Straits Acquisition Co., Ltd.*,2	839,233
163,595	Megalith Financial Acquisition Corp. - Class A*	1,687,482
177,679	Monocle Acquisition Corp.*	1,819,433
47,873	Netfin Acquisition Corp. - Class A*,2	496,443
416,645	New Providence Acquisition Corp. - Class A*	4,195,615
82,116	NewHold Investment Corp.*	826,087
202,587	North Mountain Merger Corp.*	2,066,387
280,000	Northern Genesis Acquisition Corp.*	2,797,200
180,000	Oaktree Acquisition Corp. II*,2	1,852,200
67,626	One*,2	737,123
7,946	Pivotal Investment Corp. II - Class A*	91,617
180,000	PMV Consumer Acquisition Corp.*	1,798,200
342,900	Prime Impact Acquisition I*,2	3,435,858
280,000	Qell Acquisition Corp.*,2	2,844,800
135,900	RedBall Acquisition Corp.*,2	1,436,463
63,913	Replay Acquisition Corp.*,2	650,634
150,161	RMG Acquisition Corp. - Class A*	1,605,221
900	Sandbridge Acquisition Corp.*	8,984
54,515	SC Health Corp. - Class A*,2	549,511
13,183	Schultze Special Purpose Acquisition Corp.*	134,203
40,893	Silver Spike Acquisition Corp. - Class A*,2	414,246
260,736	Social Capital Hedosophia Holdings Corp. III - Class A*,2	3,248,771
105,000	Software Acquisition Group, Inc. - Class A*	1,045,800
180,000	Software Acquisition Group, Inc. II*	1,791,000
50,000	South Mountain Merger Corp. - Class A*	522,500
116,657	Stable Road Acquisition Corp. - Class A*	1,175,903
900	Star Peak Energy Transition Corp.*	9,225
228,582	Starboard Value Acquisition Corp.*	2,306,392
101,152	Sustainable Opportunities Acquisition Corp. - Class A*,2	1,031,750
328,945	Tailwind Acquisition Corp.*	3,305,897
3,000	Thunder Bridge Acquisition II Ltd.*,2	31,800
52,700	Thunder Bridge Acquisition II Ltd. - Class A*,2	537,540
135,000	Tortoise Acquisition Corp. II*,2	1,468,800
37,400	Trebia Acquisition Corp.*,2	403,920
12

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
57,278	Trebia Acquisition Corp. - Class A*,2	$583,090
13,846	Trine Acquisition Corp. - Class A*	149,537
304,125	Tuscan Holdings Corp.*	3,095,993
26,076	Tuscan Holdings Corp. II*	262,585
60,011	Union Acquisition Corp. II*,2	596,509
293,705	Vector Acquisition Corp.*,2	2,978,169
290,900	Vesper Healthcare Acquisition Corp.*	2,984,634
250,000	VPC Impact Acquisition Holdings*,2	2,500,000
		145,474,800
	TOTAL COMMON STOCKS
	(Cost $366,545,882)	372,294,629
	RIGHTS — 0.0%
499,660	Stemline Therapeutics, Inc., Expiration Date: December 31, 2021*,1,3	164,888
	TOTAL RIGHTS
	(Cost $164,888)	164,888
	WARRANTS — 0.0%
12,500	DFP Healthcare Acquisitions Corp., Expiration Date: April 1, 2025*	20,625
12,014	Kensington Capital Acquisition Corp., Expiration Date: July 1, 2027*	54,063
6,435	LifeSci Acquisition Corp., Expiration Date: February 14, 2025*	10,553
25,133	Longview Acquisition Corp., Expiration Date: June 29, 2025*	24,379
25,000	South Mountain Merger Corp., Expiration Date: June 20, 2024*	37,500
5,936	Sustainable Opportunities Acquisition Corp., Expiration Date: June 26, 2025*,2	10,685
	TOTAL WARRANTS
	(Cost $25,250)	157,805
	SHORT-TERM INVESTMENTS — 33.2%
175,553,721	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class, 0.02%[4]	175,553,721
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $175,553,721)	175,553,721
	TOTAL INVESTMENTS — 103.5%
	(Cost $542,289,741)	548,171,043
	Liabilities in Excess of Other Assets — (3.5)%	(18,437,582)
	TOTAL NET ASSETS — 100.0%	$529,733,461
	SECURITIES SOLD SHORT — (13.5)%
	COMMON STOCKS — (13.5)%
	DIVERSIFIED BANKING INSTITUTION — (1.4)%
(157,452)	Morgan Stanley	(7,612,804)
13

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	INSURANCE BROKERS — (4.8)%
(121,825)	Aon PLC - Class A2	$(25,132,497)
	MEDICAL LABS & TESTING SERVICES — (6.7)%
(160,791)	Teladoc Health, Inc.*	(35,251,819)
	OIL COMP-EXPLORATION & PRODUCTION — (0.6)%
(361,136)	CNX Resources Corp.*	(3,409,124)
	TOTAL COMMON STOCKS
	(Proceeds $68,192,869)	(71,406,244)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $68,192,869)	$(71,406,244)

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (0.0)%
	CALL OPTIONS — (0.0)%
	Aimmune Therapeutics, Inc.
(1,327)	Exercise Price: $35.00, Notional Amount: $(4,644,500), Expiration Date: October 16, 2020*	(2,654)
(64)	Exercise Price: $35.00, Notional Amount: $(224,000), Expiration Date: November 20, 2020*	(320)
(1,632)	Exercise Price: $35.00, Notional Amount: $(5,712,000), Expiration Date: December 18, 2020*	(8,160)
	Immunomedics, Inc.
(68)	Exercise Price: $90.00, Notional Amount: $(612,000), Expiration Date: October 9, 2020*	(170)
(10)	Exercise Price: $90.00, Notional Amount: $(90,000), Expiration Date: October 16, 2020*	(50)
(1)	Exercise Price: $90.00, Notional Amount: $(9,000), Expiration Date: October 23, 2020*	(3)
(1)	Exercise Price: $90.00, Notional Amount: $(9,000), Expiration Date: October 30, 2020*	(5)
(98)	Exercise Price: $90.00, Notional Amount: $(882,000), Expiration Date: November 20, 2020*	(980)
(148)	Exercise Price: $90.00, Notional Amount: $(1,332,000), Expiration Date: January 15, 2021*	(740)
(50)	Exercise Price: $90.00, Notional Amount: $(450,000), Expiration Date: February 19, 2021*	(250)
	Principia Biopharma, Inc.
(622)	Exercise Price: $100.00, Notional Amount: $(6,470,000), Expiration Date: November 20, 2020*	—
14

Vivaldi Merger Arbitrage Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Contracts		Value
	WRITTEN OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
(260)	Exercise Price: $105.00, Notional Amount: $(2,730,000), Expiration Date: November 20, 2020*	$—
(77)	Exercise Price: $100.00, Notional Amount: $(770,000), Expiration Date: February 19, 2021*	—
(20)	Exercise Price: $105.00, Notional Amount: $(210,000), Expiration Date: February 19, 2021*	—
	Rosetta Stone, Inc.
(2,016)	Exercise Price: $30.00, Notional Amount: $(6,048,000), Expiration Date: October 16, 2020*	(5,040)
(3,030)	Exercise Price: $30.00, Notional Amount: $(9,090,000), Expiration Date: December 18, 2020*	(18,180)
	Varian Medical Systems, Inc.
(1)	Exercise Price: $180.00, Notional Amount: $(18,000), Expiration Date: November 20, 2020*	(5)
	TOTAL CALL OPTIONS
	(Proceeds $151,468)	(36,557)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $151,468)	$(36,557)

PLC — Public Limited Company

*	Non-income producing security.
[1]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts. The market value of the securities pledged as collateral was $107,960,724.
[2]	Foreign security denominated in U.S. Dollars.
[3]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.03% of Net Assets. The total value of these securities is $164,888.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

15

Vivaldi Merger Arbitrage Fund

SUMMARY OF INVESTMENTS

As of September 30, 2020

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Specified Purpose Acquisitions	27.5%
Medical-Biomedical/Generics	10.5%
Medical Products	6.3%
Non-hazardous Waste Disposal	5.2%
Property/Casualty Insurance	5.0%
Insurance Brokers	4.4%
Medical-Drugs	3.4%
Educational Software	3.0%
Medical-Generic Drugs	3.0%
Internet Brokers	1.4%
Oil Comp-Exploration & Production	0.6%
Total Common Stocks	70.3%
Rights	0.0%
Warrants	0.0%
Short-Term Investments	33.2%
Total Investments	103.5%
Liabilities in Excess of Other Assets	(3.5)%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

16

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES — 20.4%
	Affirm Asset Securitization Trust
$300,000	Series 2020-A, Class B, 3.540%, 2/18/2025[1,2]	$305,914
500,000	Series 2020-A, Class C, 6.230%, 2/18/2025[1,2]	509,552
925,000	ALM VII R Ltd. Series 2013-7RA, Class CR, 4.315% (3-Month USD Libor+404 basis points), 10/15/2028[1,2,3]	925,050
500,000	Anchorage Credit Funding 12 Ltd. Series 2020-12A, Class D, 0.000%, 10/25/2038[1,2,4]	500,000
	Aqua Finance Trust
150,000	Series 2020-AA, Class B, 2.790%, 7/17/2046[1,2]	151,962
150,000	Series 2020-AA, Class C, 3.970%, 7/17/2046[1,2]	151,619
1,000,000	Atlas Senior Loan Fund III Ltd. Series 2013-1A, Class DR, 2.880% (3-Month USD Libor+260 basis points), 11/17/2027[1,2,3]	801,893
300,000	CPS Auto Receivables Trust Series 2019-C, Class E, 4.300%, 7/15/2025[1,2]	303,629
125,000	Deephaven Residential Mortgage Trust Series 2017-3A, Class B1, 4.814%, 10/25/2047[1,2,5]	126,312
250,000	Foursight Capital Automobile Receivables Trust Series 2019-1, Class E, 4.300%, 9/15/2025[1,2]	256,699
	Freddie Mac STACR
300,000	Series 2019-HQA3, Class B1, 3.148% (1-Month USD Libor+300 basis points), 9/25/2049[1,2,3]	274,790
709,226	Series 2019-HQA3, Class M2, 1.998% (1-Month USD Libor+185 basis points), 9/25/2049[1,2,3]	696,062
	Freddie Mac Stacr Remic Trust
500,000	Series 2020-DNA1, Class M2, 1.848% (1-Month USD Libor+170 basis points), 1/25/2050[1,2,3]	489,674
500,000	Series 2020-HQA1, Class M2, 2.048% (1-Month USD Libor+190 basis points), 1/25/2050[1,2,3]	489,361
250,000	Mello Warehouse Securitization Trust Series 2019-2, Class G, 4.148% (1-Month USD Libor+400 basis points), 11/25/2052[1,2,3]	244,117
541,702	Merrill Lynch Mortgage Investors Trust Series 2006-WMC2, Class A1, 0.388% (1-Month USD Libor+24 basis points), 3/25/2037[2,3]	198,311
1,000,000	Monroe Capital Mml Clo X Ltd. Series 2020-1A, Class D, 7.128% (3-Month USD Libor+690 basis points), 8/20/2031[1,2,3]	992,762
	Multifamily Connecticut Avenue Securities Trust
236,294	Series 2019-01, Class M7, 1.848% (1-Month USD Libor+170 basis points), 10/15/2049[1,2,3,5]	227,064
498,639	Series 2020-01, Class M7, 2.098% (1-Month USD Libor+195 basis points), 3/25/2050[1,2,3,5]	486,136
17

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Principal Amount		Value
	ASSET-BACKED SECURITIES (Continued)
$ 500,000	Series 2020-01, Class M10, 3.898% (1-Month USD Libor+375 basis points), 3/25/2050[1,2,3,5]	$ 468,915
500,000	Series 2020-01, Class CE, 7.649% (1-Month USD Libor+750 basis points), 3/25/2050[1,2,3,5]	422,100
500,000	Palmer Square Loan Funding Ltd. Series 2020-1A, Class SUB, 0.000%, 2/19/2028[1,2,5]	474,181
350,000	Upstart Securitization Trust Series 2019-3, Class C, 5.381%, 1/21/2030[1,2]	343,762
	TOTAL ASSET-BACKED SECURITIES
	(Cost $10,070,191)	9,839,865

Number of Shares
	CLOSED-END FUNDS — 25.6%
46,554	Aberdeen Emerging Markets Equity Income Fund, Inc.[6]	301,670
34,166	Aberdeen Total Dynamic Dividend Fund[6]	271,278
8,415	BlackRock California Municipal Income Trust	110,994
49,093	BlackRock Debt Strategies Fund, Inc.[6]	487,984
12,523	BlackRock New York Municipal Bond Trust	196,987
22,061	BlackRock New York Municipal Income Quality Trust[6]	288,337
59,460	BlackRock Resources & Commodities Strategy Trust[6]	353,787
23,665	BrandywineGLOBAL Global Income Opportunities Fund, Inc.[6]	272,384
10,736	Calamos Long/Short Equity & Dynamic Income Trust	155,887
22,897	Clough Global Equity Fund[6]	256,675
43,917	Clough Global Opportunities Fund[6]	410,185
8,272	DTF Tax-Free Income, Inc.	119,448
124,624	Eaton Vance Floating-Rate Income Plus Fund[6]	1,747,229
30,492	Eaton Vance Ltd. Duration Income Fund[6]	344,865
13,443	Eaton Vance Senior Income Trust	78,910
12,426	First Eagle Senior Loan Fund	154,082
40,071	First Trust MLP and Energy Income Fund	185,929
15,339	First Trust New Opportunities MLP & Energy Fund	55,220
2,164	First Trust Senior Floating Rate 2022 Target Term Fund	18,264
31,022	Highland Global Allocation Fund/CEF[6]	192,336
10,925	Highland Income Fund[6]	93,846
15,958	Invesco High Income Trust II6	195,645
30,541	Kayne Anderson NextGen Energy & Infrastructure, Inc.[6]	123,080
32,606	NexPoint Strategic Opportunities Fund	282,368
12,584	Nuveen Georgia Quality Municipal Income Fund[6]	153,525
11,489	Nuveen Michigan Quality Municipal Income Fund	162,914
5,126	Nuveen New York Municipal Value Fund 2	75,865
13,799	Nuveen Quality Municipal Income Fund	200,362
60,160	PGIM Global High Yield Fund, Inc.[6]	797,120
18

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	CLOSED-END FUNDS (Continued)
9,387	PGIM High Yield Bond Fund, Inc.[6]	$129,635
27,355	PIMCO Energy & Tactical Credit Opportunities Fund[6]	169,327
32,941	Pioneer Floating Rate Trust	332,704
24,442	Royce Global Value Trust, Inc.	300,148
36,699	Royce Micro-Cap Trust, Inc.[6]	281,481
15,543	Source Capital, Inc.[6]	572,760
6,875	Special Opportunities Fund, Inc.[6]	85,306
8,014	Sprott Focus Trust, Inc.	47,683
40,633	Voya Natural Resources Equity Income Fund[6]	99,145
352,649	Voya Prime Rate Trust[6]	1,555,182
67,158	Western Asset Global High Income Fund, Inc.[6]	647,403
	TOTAL CLOSED-END FUNDS
	(Cost $12,381,841)	12,307,950

Principal Amount
	COLLATERALIZED MORTGAGE OBLIGATIONS — 19.7%
	Alternative Loan Trust
$46,884	Series 2005-3CB, Class 1A4, 5.250%, 3/25/2035[2]	47,198
7,753,870	Series 2006-HY10, Class 1X, 0.476%, 5/25/2036[2,5]	99,544
263,502	Series 2006-6CB, Class 2A3, 5.750%, 5/25/2036[2]	156,969
155,639	American Home Mortgage Assets Trust Series 2007-1, Class A1, 1.720% (12MTA+70 basis points), 2/25/2047[2,3]	85,675
62,903	Banc of America Funding Trust Series 2007-A, Class 2A1, 0.316% (1-Month USD Libor+16 basis points), 2/20/2047[2,3]	61,305
182,071	Bear Stearns Trust Series 2005-7, Class 22A1, 3.251%, 9/25/2035[2,5]	143,780
	Connecticut Avenue Securities Trust
500,000	Series 2019-R04, Class 2B1, 5.398% (1-Month USD Libor+525 basis points), 6/25/2039[1,2,3,5]	453,888
500,000	Series 2019-R06, Class 2B1, 3.898% (1-Month USD Libor+375 basis points), 9/25/2039[1,2,3,5]	426,977
400,000	Series 2020-R01, Class 1M2, 2.198% (1-Month USD Libor+205 basis points), 1/25/2040[1,2,3]	391,989
438,132	CSMC Mortgage-Backed Trust Series 2006-6, Class 1A4, 6.000%, 7/25/2036[2]	351,422
935,453	CSMC Trust Series 2017-RPL3, Class B5, 4.778%, 8/1/2057[1,2,5]	884,053
201,930	Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR3, Class A6, 0.428% (1-Month USD Libor+28 basis points), 8/25/2036[2,3]	191,029
250,000	Foursight Capital Automobile Receivables Trust Series 2020-1, Class F, 4.620%, 6/15/2027[1,2]	235,973
19

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$268,839	GreenPoint Mortgage Funding Trust Series 2006-OH1, Class A1, 0.328% (1-Month USD Libor+18 basis points), 1/25/2037[2,3]	$247,756
	HarborView Mortgage Loan Trust
159,938	Series 2006-13, Class A, 0.337% (1-Month USD Libor+18 basis points), 11/19/2046[2,3]	133,543
95,065	Series 2006-14, Class 2A1A, 0.306% (1-Month USD Libor+15 basis points), 1/25/2047[2,3]	85,709
146,505	Homeward Opportunities Fund I Trust Series 2019-2, Class A3, 3.007%, 9/25/2059[1,2,5]	148,529
108,688	Impac CMB Trust Series 2004-10, Class 3A1, 0.848% (1-Month USD Libor+70 basis points), 3/25/2035[2,3]	105,167
2,468	IndyMac INDA Mortgage Loan Trust Series 2007-AR2, Class A1, 3.792%, 6/25/2037[2,5]	2,184
576,628	IndyMac INDX Mortgage Loan Trust Series 2006-AR2, Class 1A1A, 0.368% (1-Month USD Libor+22 basis points), 4/25/2046[2,3]	527,946
133,844	JP Morgan Alternative Loan Trust Series 2007-A2, Class 11A1, 0.328% (1-Month USD Libor+18 basis points), 6/25/2037[2,3]	92,919
761,699	JP Morgan Mortgage Trust Series 2005-A8, Class 3A1, 3.835%, 11/25/2035[2,5]	722,510
	MASTR Alternative Loan Trust
546,664	Series 2007-HF1, Class 4A1, 7.000%, 10/25/2047[2]	360,911
273,272	Series 2005-5, Class 3A1, 5.750%, 8/25/2035[2]	204,795
505,911	Morgan Stanley Mortgage Loan Trust Series 2006-13AX, Class A2, 0.488% (1-Month USD Libor+34 basis points), 10/25/2036[2,3,5]	262,530
	RALI Trust
160,468	Series 2006-QS6, Class 1A2, 6.000%, 6/25/2036[2]	156,203
240,764	Series 2006-QS6, Class 1A16, 6.000%, 6/25/2036[2]	234,365
328,480	Series 2007-QS5, Class A1, 5.500%, 3/25/2037[2]	311,654
350,918	Series 2006-QO9, Class 1A3A, 0.348% (1-Month USD Libor+20 basis points), 12/25/2046[2,3]	311,607
208,142	Series 2006-QS15, Class A1, 6.500%, 10/25/20362	206,355
279,328	Series 2007-QO4, Class A1A, 0.338% (1-Month USD Libor+19 basis points), 5/25/2047[2,3]	255,494
460,987	Residential Asset Securitization Trust Series 2006-A4, Class 2A1, 0.848% (1-Month USD Libor+70 basis points), 5/25/2036[2,3]	405,689
500,000	Spruce Hill Mortgage Loan Trust Series 2020-SH1, Class B1, 3.827%, 1/28/2050[1,2,5]	486,604
	STACR Trust
20

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
$243,694	Series 2018-HRP1, Class B2, 11.898% (1-Month USD Libor+1,175 basis points), 4/25/2043[1,2,3]	$238,847
250,000	Series 2018-HRP2, Class M3, 2.548% (1-Month USD Libor+240 basis points), 2/25/2047[1,2,3]	239,641
234,000	Verus Securitization Trust Series 2019-INV2, Class B1, 4.452%, 7/25/2059[1,2,5]	230,357
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $10,005,656)	9,501,117

Number of Shares
	COMMON STOCKS — 14.1%
	COMPUTER SERVICES — 0.0%
1	American Virtual Cloud Technologies, Inc.*	3
	EDUCATIONAL SOFTWARE — 0.4%
7,259	Rosetta Stone, Inc.*	217,625
	INSURANCE BROKERS — 0.5%
1,280	Willis Towers Watson PLC[7]	267,290
	INTERNET BROKERS — 0.1%
818	E*TRADE Financial Corp.	40,941
	INVESTMENT COMPANIES — 3.8%
31,453	Bain Capital Specialty Finance, Inc.	320,820
134,949	Barings BDC, Inc.[6]	1,079,592
91,364	Oaktree Specialty Lending Corp.	442,202
		1,842,614
	MEDICAL PRODUCTS — 1.0%
1,722	Varian Medical Systems, Inc.*	296,184
5,595	Wright Medical Group N.V.*,6,7	170,871
		467,055
	MEDICAL-BIOMEDICAL/GENERICS — 1.5%
2,630	Immunomedics, Inc.*	223,629
3,456	Livongo Health, Inc.*	484,013
		707,642
	MEDICAL-DRUGS — 0.5%
6,996	Aimmune Therapeutics, Inc.*	241,012
	MEDICAL-GENERIC DRUGS — 0.4%
3,731	Momenta Pharmaceuticals, Inc.*	195,803
21

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	NON-HAZARDOUS WASTE DISPOSAL — 0.8%
12,049	Advanced Disposal Services, Inc.*	$364,241
	OIL COMP-EXPLORATION & PRODUCTION — 0.1%
5,162	CNX Resources Corp.*	48,730
	PROPERTY/CASUALTY INSURANCE — 0.7%
10,281	National General Holdings Corp.	346,984
	SPECIFIED PURPOSE ACQUISITIONS — 4.3%
3,014	8i Enterprises Acquisition Corp.*,6,7	27,126
3,452	Agba Acquisition Ltd.*,6,7	35,832
1	Alussa Energy Acquisition Corp.*,6,7	10
5,878	Alussa Energy Acquisition Corp. - Class A*,6,7	58,369
1	Amplitude Healthcare Acquisition Corp.*,6	10
4,148	Amplitude Healthcare Acquisition Corp. - Class A*,6	41,107
685	ARYA Sciences Acquisition Corp. II*,7	7,535
1,635	Brilliant Acquisition Corp.*,7	15,941
3,777	Burgundy Technology Acquisition Corp.*,7	37,657
575	Capstar Special Purpose Acquisition Corp.*	5,867
5,733	CC Neuberger Principal Holdings I - Class A*,7	59,623
3,962	Chardan Healthcare Acquisition 2 Corp.*	38,788
3,246	Churchill Capital Corp. II - Class A*,6	34,245
1	CIIG Merger Corp.*,6	10
1,698	CIIG Merger Corp. - Class A*,6	17,014
4,338	Collective Growth Corp. - Class A*	42,773
5,984	dMY Technology Group, Inc. - Class A*,6	76,356
4,001	East Stone Acquisition Corp.*,6,7	39,410
2,836	Flying Eagle Acquisition Corp. - Class A*,6	34,486
1,254	Fortress Value Acquisition Corp. - Class A*	17,029
747	Fusion Acquisition Corp.*	7,694
7,084	Greenrose Acquisition Corp.*,6	69,211
5,713	Greenvision Acquisition Corp.*,6	57,359
142	GS Acquisition Holdings Corp. II*	1,595
256	GX Acquisition Corp. - Class A*	2,688
1,776	Haymaker Acquisition Corp. - Class A*,6	17,760
1	Haymaker Acquisition Corp. II*,6	10
1	Healthcare Merger Corp.*,6	11
848	Healthcare Merger Corp. - Class A*,6	8,607
808	Insurance Acquisition Corp. - Class A*,6	9,542
6,444	InterPrivate Acquisition Corp.*,6	64,440
112	Juniper Industrial Holdings, Inc. - Class A*,6	1,172
22

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	COMMON STOCKS (Continued)
	SPECIFIED PURPOSE ACQUISITIONS (Continued)
1	Kensington Capital Acquisition Corp.*	$19
2,174	Kensington Capital Acquisition Corp. - Class A*	36,414
2,364	LifeSci Acquisition Corp.*,6	29,645
5,036	Lionheart Acquisition Corp. II*	50,159
6,857	LIV Capital Acquisition Corp. - Class A*,6,7	67,541
4,310	Live Oak Acquisition Corp. - Class A*	43,445
2	Longview Acquisition Corp.*	20
16,500	Longview Acquisition Corp. - Class A*	162,030
6,824	Merida Merger Corp. I*,6	67,216
5,830	Mountain Crest Acquisition Corp.*	58,708
2,694	Netfin Acquisition Corp. - Class A*,6,7	27,937
2,547	Newborn Acquisition Corp.*,6,7	25,241
16,683	Novus Capital Corp.*	196,192
3,314	Osprey Technology Acquisition Corp. - Class A*,6	33,770
4,824	Pivotal Investment Corp. II - Class A*,6	55,621
1	PropTech Acquisition Corp.*,6	11
2,142	PropTech Acquisition Corp. - Class A*,6	23,840
2,981	RedBall Acquisition Corp.*,7	31,509
2,738	Replay Acquisition Corp.*,6,7	27,873
3	Roth CH Acquisition I Co.*	32
2,640	Roth CH Acquisition I Co.*	26,268
154	SC Health Corp. - Class A*,6,7	1,552
3,524	South Mountain Merger Corp. - Class A*,6	36,826
1	Stable Road Acquisition Corp.*,6	11
1,130	Stable Road Acquisition Corp. - Class A*,6	11,390
1	Sustainable Opportunities Acquisition Corp.*,7	11
2,156	Sustainable Opportunities Acquisition Corp. - Class A*,7	21,991
1,752	Thunder Bridge Acquisition II Ltd. - Class A*,6,7	17,870
3,830	Trine Acquisition Corp. - Class A*,6	41,364
2,698	Tuscan Holdings Corp.*,6	27,466
2,464	Tuscan Holdings Corp. II*,6	24,812
3,895	Vistas Media Acquisition Co., Inc.*	39,534
4,702	Yunhong International - Class A*,6,7	46,268
		2,061,863
	TOTAL COMMON STOCKS
	(Cost $6,674,598)	6,801,803
23

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Principal Amount		Value
	CORPORATE BONDS — 2.8%
	FINANCIALS — 2.8%
$300,000	Allegiance Bank 5.250% (3-Month USD Libor+303 basis points), 12/15/2027[1,2,5]	$311,580
205,570	BlackRock Capital Investment Corp. 5.000%, 6/15/2022[6,8]	202,914
300,000	ConnectOne Bancorp, Inc. 5.200% (3-Month USD Libor+284 basis points), 2/1/2028[2,5]	298,890
300,000	Independent Bank Group, Inc. 5.000% (3-Month USD Libor+283 basis points), 12/31/2027[2,5]	297,413
250,000	Nationstar Mortgage Holdings, Inc. 5.500%, 8/15/2028[1,2]	250,156
		1,360,953
	TOTAL CORPORATE BONDS
	(Cost $1,328,503)	1,360,953

Number of Shares
	EXCHANGE-TRADED DEBT SECURITIES — 3.4%
	FINANCIALS — 3.4%
1,040	Capital Southwest Corp. 5.950%, 12/15/2022[2,6]	26,094
	First Eagle Alternative Capital BDC, Inc.
6,599	6.125%, 10/30/2023[2,6]	162,764
4,458	6.749%, 12/30/2022[2,6]	110,086
4,192	Monroe Capital Corp. 5.750%, 10/31/2023[2,6]	103,123
12,539	MVC Capital, Inc. 6.250%, 11/30/2022[2]	313,603
	Oxford Square Capital Corp.
14,692	6.500%, 3/30/2024[2,6]	363,627
2,042	6.250%, 4/30/2026[2,6]	51,152
2,951	PennantPark Investment Corp. 5.500%, 10/15/2024[2,6]	70,588
8,756	Portman Ridge Finance Corp. 6.125%, 9/30/2022[2]	215,923
5,256	Stellus Capital Investment Corp. 5.750%, 9/15/2022[2,6]	129,297
1,703	TriplePoint Venture Growth BDC Corp. 5.750%, 7/15/2022[2,6]	42,592
24

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	EXCHANGE-TRADED DEBT SECURITIES (Continued)
	FINANCIALS (Continued)
1,800	WhiteHorse Finance, Inc. 6.500%, 11/30/2025[2,6]	$45,450
		1,634,299
	TOTAL EXCHANGE-TRADED DEBT SECURITIES
	(Cost $1,584,058)	1,634,299
	RIGHTS — 0.1%
3,014	8i Enterprises Acquisition Corp., Expiration Date: December 30, 2020*,7	2,562
3,452	Agba Acquisition Ltd., Expiration Date: February 13, 2021*,6,7	794
13,056	Big Rock Partners Acquisition Corp., Expiration Date: November 3, 2020*,6	2,611
1,635	Brilliant Acquisition Corp., Expiration Date: March 20, 2022*,7	337
4,001	East Stone Acquisition Corp., Expiration Date: November 3, 2021*,6,7	874
5,713	Greenvision Acquisition Corp., Expiration Date: August 20, 2022*,6	2,571
5,830	Mountain Crest Acquisition Corp., Expiration Date: September 24, 2022*	4,562
2,547	Newborn Acquisition Corp., Expiration Date: August 27, 2022*,6,7	497
8,260	Stemline Therapeutics, Inc., Expiration Date: December 31, 2021*,4	2,726
4,702	Yunhong International, Expiration Date: November 3, 2021*,6,7	944
	TOTAL RIGHTS
	(Cost $2,726)	18,478
	WARRANTS — 0.3%
3,014	8i Enterprises Acquisition Corp., Expiration Date: October 1, 2025*,7	4,039
3,452	Agba Acquisition Ltd., Expiration Date: May 10, 2024*,6,7	967
2,939	Alussa Energy Acquisition Corp., Expiration Date: October 31, 2026*,6,7	1,910
2,074	Amplitude Healthcare Acquisition Corp., Expiration Date: December 1, 2026*,6	2,572
6,528	Big Rock Partners Acquisition Corp., Expiration Date: December 1, 2022*,6	1,828
999	Brilliant Acquisition Corp., Expiration Date: December 31, 2025*,7	250
1,911	CC Neuberger Principal Holdings I, Expiration Date: December 31, 2025*,7	3,440
3,962	Chardan Healthcare Acquisition 2 Corp., Expiration Date: March 5, 2025*	2,853
1,082	Churchill Capital Corp. II, Expiration Date: July 24, 2024*,6	2,362
849	CIIG Merger Corp., Expiration Date: December 31, 2026*,6	730
2,169	Collective Growth Corp., Expiration Date: December 31, 2024*	1,323
1,252	Crescent Acquisition Corp., Expiration Date: March 7, 2024*,6	1,052
2,992	dMY Technology Group, Inc., Expiration Date: February 21, 2027*,6	8,976
4,001	East Stone Acquisition Corp., Expiration Date: December 31, 2026*,6,7	720
709	Flying Eagle Acquisition Corp., Expiration Date: February 25, 2027*,6	2,311
418	Fortress Value Acquisition Corp., Expiration Date: May 4, 2027*	1,375
7,084	Greenrose Acquisition Corp., Expiration Date: May 11, 2024*,6	1,665
5,713	Greenvision Acquisition Corp., Expiration Date: October 28, 2024*,6	2,971
1,217	GX Acquisition Corp., Expiration Date: May 24, 2026*,6	1,947
592	Haymaker Acquisition Corp., Expiration Date: October 31, 2026*,6	598
25

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value
	WARRANTS (Continued)
424	Healthcare Merger Corp., Expiration Date: December 17, 2021*,6	$746
404	Insurance Acquisition Corp., Expiration Date: March 31, 2024*,6	1,119
3,222	InterPrivate Acquisition Corp., Expiration Date: October 29, 2024*,6	2,626
56	Juniper Industrial Holdings, Inc., Expiration Date: November 13, 2026*,6	97
1,303	KBL Merger Corp IV, Expiration Date: January 15, 2024*	293
1,087	Kensington Capital Acquisition Corp., Expiration Date: July 1, 2027*	4,891
690	Landcadia Holdings II, Inc., Expiration Date: May 9, 2026*,6	3,029
2,730	Legacy Acquisition Corp., Expiration Date: November 30, 2022*	1,460
10,072	Leisure Acquisition Corp., Expiration Date: December 28, 2022*,6	4,432
2,364	LifeSci Acquisition Corp., Expiration Date: February 14, 2025*,6	3,877
6,857	LIV Capital Acquisition Corp., Expiration Date: January 10, 2025*,6,7	3,223
2,155	Live Oak Acquisition Corp., Expiration Date: May 8, 2027*	2,112
5,500	Longview Acquisition Corp., Expiration Date: June 29, 2025*	5,335
3,412	Merida Merger Corp. I, Expiration Date: November 7, 2026*,6	1,740
2,694	Netfin Acquisition Corp., Expiration Date: August 1, 2024*,6,7	3,637
2,547	Newborn Acquisition Corp., Expiration Date: February 3, 2025*,6,7	739
16,683	Novus Capital Corp., Expiration Date: June 30, 2027*	46,546
1,657	Osprey Technology Acquisition Corp., Expiration Date: October 30, 2024*,6	2,320
1,608	Pivotal Investment Corp. II, Expiration Date: June 1, 2025*,6	5,950
1,071	PropTech Acquisition Corp., Expiration Date: October 1, 2026*,6	1,767
1,369	Replay Acquisition Corp., Expiration Date: April 8, 2024*,6,7	1,301
1,980	Roth CH Acquisition I Co., Expiration Date: January 28, 2025*	2,039
77	SC Health Corp., Expiration Date: August 21, 2024*,6,7	77
1,762	South Mountain Merger Corp., Expiration Date: June 20, 2024*,6	2,643
565	Stable Road Acquisition Corp., Expiration Date: May 15, 2026*,6	757
1,078	Sustainable Opportunities Acquisition Corp., Expiration Date: June 26, 2025*,7	1,940
876	Thunder Bridge Acquisition II Ltd., Expiration Date: November 30, 2026*,6,7	1,200
1,915	Trine Acquisition Corp., Expiration Date: March 5, 2024*,6	5,025
2,698	Tuscan Holdings Corp., Expiration Date: April 1, 2026*,6	1,376
1,232	Tuscan Holdings Corp. II, Expiration Date: July 16, 2025*,6	530
2,351	Yunhong International, Expiration Date: January 31, 2027*,6,7	423
	TOTAL WARRANTS
	(Cost $0)	157,139
26

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Shares		Value

	SHORT-TERM INVESTMENTS — 11.9%
5,754,524	Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class 0.020%[6,9]	$5,754,524
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $5,754,524)	5,754,524
	TOTAL INVESTMENTS — 98.3%
	(Cost $47,802,097)	47,376,128
	Assets in Excess of Other Liabilities — 1.7%	789,405
	TOTAL NET ASSETS — 100.0%	$48,165,533
	SECURITIES SOLD SHORT — (6.6)%
	COMMON STOCKS — (1.7)%
	ENERGY — (0.1)%
(5,162)	CNX Resources Corp.*	(48,729)
	FINANCIALS — (0.7)%
(1,383)	Aon PLC - Class A7	(285,313)
(853)	Morgan Stanley	(41,243)
		(326,556)
	HEALTH CARE — (0.9)%
(2,046)	Teladoc Health, Inc.*	(448,565)
	TOTAL COMMON STOCKS
	(Proceeds $781,492)	(823,850)
	EXCHANGE-TRADED FUNDS — (4.9)%
(69,050)	Invesco Senior Loan ETF	(1,501,147)
(6,250)	iShares iBoxx High Yield Corporate Bond ETF	(524,375)
(3,373)	SPDR Bloomberg Barclays High Yield Bond ETF	(351,703)
	TOTAL EXCHANGE-TRADED FUNDS
	(Proceeds $2,375,950)	(2,377,225)
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $3,157,442)	$(3,201,075)

Number of Contracts
	WRITTEN OPTIONS CONTRACTS — (0.0)%
	CALL OPTIONS — (0.0)%
	Aimmune Therapeutics, Inc.
(18)	Exercise Price: $35.00, Notional Amount: $(63,000), Expiration Date: October 16, 2020*	(36)
(1)	Exercise Price: $35.00, Notional Amount: $(3,500), Expiration Date: November 20, 2020*	(5)
27

Vivaldi Multi-Strategy Fund

SCHEDULE OF INVESTMENTS - Continued

As of September 30, 2020

Number of Contracts		Value
	WRITTEN OPTIONS CONTRACTS (Continued)
	CALL OPTIONS (Continued)
(21)	Exercise Price: $35.00, Notional Amount: $(73,500), Expiration Date: December 18, 2020*	$(105)
	Immunomedics, Inc.
(1)	Exercise Price: $90.00, Notional Amount: $(9,000), Expiration Date: October 9, 2020*	(3)
(1)	Exercise Price: $90.00, Notional Amount: $(9,000), Expiration Date: November 20, 2020*	(10)
(2)	Exercise Price: $90.00, Notional Amount: $(18,000), Expiration Date: January 15, 2021*	(10)
(1)	Exercise Price: $90.00, Notional Amount: $(9,000), Expiration Date: February 19, 2021*	(5)
	Principia Biopharma, Inc.
(8)	Exercise Price: $100.00, Notional Amount: $(80,000), Expiration Date: November 20, 2020*	—
(3)	Exercise Price: $105.00, Notional Amount: $(31,500), Expiration Date: November 20, 2020*	—
(1)	Exercise Price: $100.00, Notional Amount: $(10,000), Expiration Date: February 19, 2021*	—
	Rosetta Stone, Inc.
(26)	Exercise Price: $30.00, Notional Amount: $(78,000), Expiration Date: October 16, 2020*	(65)
(41)	Exercise Price: $30.00, Notional Amount: $(123,000), Expiration Date: December 18, 2020*	(246)
	TOTAL CALL OPTIONS
	(Proceeds $1,991)	(485)
	TOTAL WRITTEN OPTIONS CONTRACTS
	(Proceeds $1,991)	$(485)

ETF — Exchange-Traded Fund

PLC — Public Limited Company

*	Non-income producing security.
[1]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $13,940,148, which represents 28.94% of total net assets of the Fund.
[2]	Callable.
[3]	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
[4]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 1.04% of Net Assets. The total value of these securities is $502,726.
[5]	Variable rate security.
[6]	All or a portion of this security is segregated as collateral for securities sold short and written options contracts. The market value of the securities pledged as collateral was $8,277,712.
[7]	Foreign security denominated in U.S. Dollars.
[8]	Convertible security.
[9]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

28

Vivaldi Multi-Strategy Fund

SUMMARY OF INVESTMENTS

As of September 30, 2020

Security Type/Sector	Percent of Total Net Assets
Asset-Backed Securities	20.4%
Closed-End Funds	25.6%
Collateralized Mortgage Obligations	19.7%
Common Stocks
Financials	9.5%
Health Care	3.3%
Industrials	0.8%
Technology	0.4%
Energy	0.1%
Total Common Stocks	14.1%
Corporate Bonds	2.8%
Exchange-Traded Debt Securities
Financials	3.4%
Rights	0.1%
Warrants	0.3%
Short-Term Investments	12.0%
Total Investments	98.3%
Other Assets in Excess of Liabilities	1.7%
Total Net Assets	100.0%

Please refer to the Schedule of Investments for more information on securities sold short and written options contracts.

See accompanying Notes to Financial Statements.

29

STATEMENTS OF ASSETS AND LIABILITIES

As of September 30, 2020

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund
Assets:
Investments, at cost	$542,289,741	$47,802,097
Investments, at value	$548,171,043	$47,376,128
Cash	-	458,302
Cash deposited with brokers for securities sold short and written options contracts	70,876,149	3,870,085
Receivables:
Investment securities sold	946,480	150,164
Fund shares sold	332,254	2,383
Dividends and interest	118,909	129,820
Prepaid expenses	32,851	41,231
Total assets	620,477,686	52,028,113

Liabilities:
Securities sold short, proceeds	$68,192,869	$3,157,442
Written options contracts, proceeds	151,468	1,991
Securities sold short, at value	$71,406,244	$3,201,075
Written options contracts, at value	36,557	485
Payables:
Investment securities purchased	18,134,494	555,160
Fund shares redeemed	333,270	11,356
Advisory fees	548,963	47,768
Shareholder servicing fees (Note 8)	21,996	902
Distribution fees (Note 7)	8,971	530
Fund services fees	165,340	4,841
Trustees' deferred compensation (Note 3)	27,764	8,640
Dividends and interest on securities sold short	17,987	2,885
Shareholder reporting fees	16,252	4,218
Auditing fees	15,000	14,999
Legal fees	5,231	2,016
Chief Compliance Officer fees	3,033	4,948
Trustees' fees and expenses	1,278	868
Accrued other expenses	1,845	1,889
Total liabilities	90,744,225	3,862,580

Net Assets	$529,733,461	$48,165,533

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$528,733,986	$52,596,537
Total distributable earnings (accumulated deficit)	999,475	(4,431,004)
Net Assets	$529,733,461	$48,165,533

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$43,869,674	$2,459,799
Number of shares issued and outstanding	4,246,662	102,934
Redemption price per share	$10.33	$23.90
Maximum sales charge (5.75%, 5.00%, respectively, of offering price)*	0.63	1.26
Maximum offering price to public	$10.96	$25.16
Class I Shares:
Net assets applicable to shares outstanding	$485,863,787	$45,705,734
Number of shares issued and outstanding	46,371,719	1,876,875
Redemption price per share	$10.48	$24.35

*	No sales charge applies on investments of $1 million or more. On sales of $25,000 or more, the sales charge will be reduced for the Vivaldi Merger Arbitrage Fund. On sales of $50,000 or more, the sales charge will be reduced for the Vivaldi Multi-Strategy Fund.

See accompanying Notes to Financial Statements.

30

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2020

	Vivaldi Merger Arbitrage Fund	Vivaldi Multi-Strategy Fund
Investment income:
Dividends (net of foreign withholdings taxes of $0 and $2,225, respectively)	$3,324,826	$830,977
Interest	3,186,825	992,159
Total investment income	6,511,651	1,823,136

Expenses:
Advisory fees	7,629,168	627,028
Shareholder servicing fees Class A (Note 8)	74,208	3,454
Shareholder servicing fees Class I (Note 8)	424,418	32,805
Distribution fees - (Note 7)	122,784	9,572
Dividends on securities sold short	3,369,954	132,481
Fund services fees	964,755	4,840
Shareholder reporting fees	73,121	13,999
Registration fees	72,107	47,000
Trustees' fees and expenses	42,029	4,578
Legal fees	32,297	8,204
Chief Compliance Officer fees	15,818	26,769
Auditing fees	15,000	14,999
Miscellaneous	13,475	8,498
Insurance fees	11,379	3,700
Interest expense	-	27,609
Total expenses	12,860,513	965,536
Fees paid indirectly (Note 3)	(23,926)	(1,968)
Net expenses	12,836,587	963,568
Net investment income (loss)	(6,324,936)	859,568

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,285,019	(1,135,994)
Purchased options contracts	(268,736)	(5,776)
Securities sold short	1,806,633	(955,101)
Written options contracts	391,334	19,844
Swap contracts	4,949	110
Foreign currency transactions	-	51,821
Net realized gain (loss)	7,219,199	(2,025,096)
Net change in unrealized appreciation/depreciation on:
Investments	3,443,498	(979,085)
Purchased options contracts	-	501
Securities sold short	(1,080,414)	(289,714)
Written options contracts	114,911	1,125
Swap contracts	26,093	418
Foreign currency translations	-	(28,789)
Net change in unrealized appreciation/depreciation	2,504,088	(1,295,544)
Net realized and unrealized gain (loss)	9,723,287	(3,320,640)
Net Increase (Decrease) in Net Assets from Operations	$3,398,351	$(2,461,072)

See accompanying Notes to Financial Statements.

31

Vivaldi Merger Arbitrage Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$(6,324,936)	$1,759,897
Net realized gain	7,219,199	37,641,175
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts and swap contracts	2,504,088	(9,075,352)
Net increase in net assets resulting from operations	3,398,351	30,325,720

Distributions to Shareholders:
Distributions:
Class A	(2,663,911)	(1,411,214)
Class I	(30,677,263)	(9,608,147)
Total distributions to shareholders	(33,341,174)	(11,019,361)

Capital Transactions:
Net proceeds from shares sold:
Class A	18,114,907	20,303,996
Class I	236,806,046	274,764,819
Reinvestment of distributions:
Class A	2,596,722	1,388,073
Class I	25,742,679	8,527,368
Cost of shares redeemed:
Class A1	(33,206,520)	(43,311,114)
Class I2	(326,207,463)	(196,914,051)
Net increase (decrease) in net assets from capital transactions	(76,153,629)	64,759,091

Total increase (decrease) in net assets	(106,096,452)	84,065,450

Net Assets:
Beginning of period	635,829,913	551,764,463
End of period	$529,733,461	$635,829,913
Capital Share Transactions:
Shares sold:
Class A	1,754,129	1,905,474
Class I	22,558,438	25,506,186
Shares reinvested:
Class A	250,891	131,821
Class I	2,458,709	802,954
Shares redeemed:
Class A	(3,180,340)	(4,039,353)
Class I	(31,231,207)	(18,342,208)
Net increase (decrease) in capital share transactions	(7,389,380)	5,964,874

[1]	Net of redemption fee proceeds of $1,039 and $403, respectively.
[2]	Net of redemption fee proceeds of $11,012 and $12,880, respectively.

See accompanying Notes to Financial Statements.

32

Vivaldi Multi-Strategy Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2020	For the Year Ended September 30, 2019
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$859,568	$935,447
Net realized gain (loss)	(2,025,096)	2,059,704
Net change in unrealized appreciation/depreciation on investments, purchased options contracts, securities sold short, written options contracts, swap contracts and foreign currency translations	(1,295,544)	822,430
Net increase (decrease) in net assets resulting from operations	(2,461,072)	3,817,581

Distributions to Shareholders:
Distributions:
Class A	(380,980)	(157,746)
Class I	(3,889,997)	(1,359,178)
From return of capital:
Class A	(38,519)	—
Class I	(752,217)	—
Total distributions to shareholders	(5,061,713)	(1,516,924)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,082,483	1,293,167
Class I	38,478,341	52,935,502
Reinvestment of distributions:
Class A	402,535	147,180
Class I	3,740,095	1,037,000
Cost of shares redeemed:
Class A	(3,871,894)	(3,997,739)
Class I	(37,251,286)	(65,742,355)
Net increase (decrease) in net assets from capital transactions	2,580,274	(14,327,245)

Total decrease in net assets	(4,942,511)	(12,026,588)

Net Assets:
Beginning of period	53,108,044	65,134,632
End of period	$48,165,533	$53,108,044
Capital Share Transactions:
Shares sold:
Class A	43,872	51,092
Class I	1,531,827	1,931,379
Shares reinvested:
Class A	15,970	5,739
Class I	149,225	40,101
Shares redeemed:
Class A	(162,003)	(154,863)
Class I	(1,529,165)	(2,438,730)
Net increase (decrease) in capital share transactions	49,726	(565,282)

See accompanying Notes to Financial Statements.

33

Vivaldi Merger Arbitrage Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$3,398,351
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(1,932,050,812)
Sales of long-term investments	1,843,516,429
Return of capital dividends received	839,013
Proceeds from securities sold short	545,591,819
Cover short securities	(655,424,110)
Proceeds from written options	544,246
Closed written options	(1,296)
Sales of short-term investments, net	132,115,954
Decrease in investment securities sold receivable	72,665,323
Decrease in dividends and interest receivables	651,417
Increase in prepaid expenses	(3,872)
Decrease in investment securities purchased payable	(38,187,634)
Decrease in advisory fees payable	(101,418)
Increase in interest and dividends on securities sold short	17,987
Decrease in accrued expenses	(34,782)
Net realized gain	(7,215,751)
Net change in unrealized appreciation/depreciation	(2,504,088)
Net cash used for operating activities	(36,183,224)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	255,269,207
Cost of shares redeemed	(359,188,377)
Dividends paid to shareholders, net of reinvestments	(5,001,773)
Net cash used for financing activities	(108,920,943)

Net decrease in cash	(145,104,167)

Cash and cash equivalents
Beginning cash balance	33,401,282
Beginning cash held at brokers	182,579,034
Total beginning cash and cash equivalents	215,980,316

Ending cash balance	-
Ending cash held at brokers	70,876,149
Total ending cash and cash equivalents	$70,876,149

Non cash financing activities not included herein consist of $28,339,401 of reinvested dividends.

See accompanying Notes to Financial Statements.

34

Vivaldi Multi-Strategy Fund

STATEMENT OF CASH FLOWS

For the Year Ended September 30, 2020

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(2,461,072)
Adjustments to reconcile net increase (decrease) in net assets from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(83,954,019)
Sales of long-term investments	78,858,132
Return of capital dividends received	395,585
Proceeds from securities sold short	20,323,141
Cover short securities	(31,561,299)
Proceeds from written options	38,514
Closed written options	(7,066)
Sales of short-term investments, net	2,334,013
Decrease in foreign currency	164,445
Decrease in investment securities sold receivable	558,900
Increase in dividends and interest receivables	(10,366)
Increase in prepaid expenses	(28,271)
Decrease in foreign currency payable	(1,343,033)
Decrease in investment securities purchased payable	(393,334)
Decrease in advisory fees payable	(648)
Decrease in interest and dividends on securities sold short	(9,064)
Increase in accrued expenses	3,530
Net amortization on investments	(85,264)
Net realized loss	2,100,368
Net change in unrealized appreciation/depreciation	1,266,755
Net cash used for operating activities	(13,810,053)

Cash flows provided by (used for) financing activities:
Proceeds from shares sold	45,569,150
Cost of shares redeemed	(41,113,614)
Dividends paid to shareholders, net of reinvestments	(919,083)
Net cash provided by financing activities	3,536,453

Net decrease in cash	(10,273,600)

Cash and cash equivalents
Beginning cash balance	322,824
Beginning cash held at brokers	14,279,163
Total beginning cash and cash equivalents	14,601,987

Ending cash balance	458,302
Ending cash held at brokers	3,870,085
Total ending cash and cash equivalents	$4,328,387

Non cash financing activities not included herein consist of $4,142,630 of reinvested dividends.

See accompanying Notes to Financial Statements.

35

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.86	$10.51	$10.63	$10.26	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.14)	-	0.18	(0.06)	(0.19)
Net realized and unrealized gain (loss)	0.19	0.55	(0.12)	0.44	0.45
Net increase from payments by affiliates	-	-	- [2,3]	- [2,4]	-
Total from investment operations	0.05	0.55	0.06	0.38	0.26
Less Distributions:
From net investment income	-	(0.10)	-	-	-
From net realized gain	(0.58)	(0.10)	(0.18)	(0.01)	- [2]
Total distributions	(0.58)	(0.20)	(0.18)	(0.01)	- [2]
Redemption Fee Proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.33	$10.86	$10.51	$10.63	$10.26
Total return[5]	0.47%	5.26%	0.57%	3.67%	2.64%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,870	$58,887	$78,053	$86,740	$82,393
Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.40%[6]	2.78%[6]	2.43%[6]	3.03%[6]	2.78%[6]
After fees waived and expenses absorbed	2.40%[6]	2.78%[6]	2.46%[6]	3.04%[6]	2.62%[6]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.34)%	0.03%	1.77%	(0.54)%	(2.00)%
After fees waived and expenses absorbed	(1.34)%	0.03%	1.74%	(0.55)%	(1.84)%
Portfolio turnover rate	644%	716%	670%	478%	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Affiliate reimbursed the Fund $2,674 for errors during processing. The reimbursement had no impact to the Fund's performance.
[4]	Affiliate reimbursed the Fund $11,641 for errors during processing. The reimbursement had no impact to the Fund's performance.
[5]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $25,000 or more. If the sales charge was included total returns would be lower.
[6]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.55% for the year ended September 30, 2020. For the years ended September 30, 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.95%, 0.64%, 1.22% and 0.80%, respectively.

See accompanying Notes to Financial Statements.

36

Vivaldi Merger Arbitrage Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,
	2020	2019	2018	2017	2016
Net asset value, beginning of period	$10.97	$10.62	$10.70	$10.30	$10.00
Income from Investment Operations:
Net investment income (loss)[1]	(0.11)	0.04	0.21	(0.03)	(0.16)
Net realized and unrealized gain (loss)	0.20	0.54	(0.11)	0.44	0.46
Net increase from payments by affiliates	-	-	- [2,3]	- [2,4]	-
Total from investment operations	0.09	0.58	0.10	0.41	0.30
Less Distributions:
From net investment income	-	(0.13)	-	-	-
From net realized gain	(0.58)	(0.10)	(0.18)	(0.01)	- [2]
Total distributions	(0.58)	(0.23)	(0.18)	(0.01)	- [2]
Redemption Fee Proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]
Net asset value, end of period	$10.48	$10.97	$10.62	$10.70	$10.30
Total return[5]	0.85%	5.52%	0.94%	3.95%	3.04%
Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$485,864	$576,943	$473,711	$445,110	$311,389
Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.07%[6]	2.47%[6]	2.14%[6]	2.74%[6]	2.47%[6]
After fees waived and expenses absorbed	2.07%[6]	2.47%[6]	2.17%[6]	2.75%[6]	2.31%[6]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	(1.01)%	0.34%	2.06%	(0.25)%	(1.69)%
After fees waived and expenses absorbed	(1.01)%	0.34%	2.03%	(0.26)%	(1.53)%
Portfolio turnover rate	644%	716%	670%	478%	566%

[1]	Based on average daily shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Affiliate reimbursed the Fund $2,674 for errors during processing. The reimbursement had no impact to the Fund's performance.
[4]	Affiliate reimbursed the Fund $11,641 for errors during processing. The reimbursement had no impact to the Fund's performance.
[5]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[6]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.55% for the year ended September 30, 2020. For the years ended September 30, 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.95%, 0.64%, 1.22% and 0.80%, respectively.

See accompanying Notes to Financial Statements.

37

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class A*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,			For the Period March 1, 2017 through September 30,	For the Year Ended February 28,	For the Year Ended February 29,
	2020	2019	2018	2017**	2017	2016
Net asset value, beginning of period	$27.08	$25.62	$26.92	$26.28	$25.88	26.07
Income from Investment Operations:
Net investment income (loss)[1]	0.35	0.41	0.24	(0.08)	(0.54)	(0.17)
Net realized and unrealized gain (loss)	(0.98)	1.72	(0.73)	0.72	1.38	1.25
Total from investment operations	(0.63)	2.13	(0.49)	0.64	0.84	1.08

Less Distributions:
From net investment income	(0.58)	(0.67)	-	-	-	-
From net realized gain	(1.62)	-	(0.81)	-	(0.44)	(1.27)
From return of capital	(0.35)	-	-	-	-	-
Total distributions	(2.55)	(0.67)	(0.81)	-	(0.44)	(1.27)

Redemption Fee Proceeds[1]	-	-	-	-	-	- [2]

Net asset value, end of period	$23.90	$27.08	$25.62	$26.92	$26.28	$25.88

Total return[3]	(2.45)%	8.44%	(1.89)%	2.40%[4]	3.22%	4.30%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,460	$5,554	$7,767	$27,016	$30,800	$30,888

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	2.10%[5]	2.49%[5]	3.12%[5,6]	3.67%[5,7]	3.71%[5]	4.66%[5]
After fees waived and expenses absorbed	2.10%[5]	2.33%[5]	2.98%[5,6]	3.67%[5,7]	3.66%[5]	4.02%[5]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.39%	1.42%	0.80%	(0.49)%[7]	(2.08)%	(3.31)%
After fees waived and expenses absorbed	1.39%	1.58%	0.94%	(0.49)%[7]	(2.03)%	(2.67)%
Portfolio turnover rate	223%	286%	275%	198%[4]	323%	393%

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017.
[1]	Based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

38

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class A*

[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.00% of offering price which is reduced on sales of $50,000 or more. If the sales charge was included total returns would be lower.
[4]	Not annualized.
[5]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.31% for the year ended September 30, 2020. For the periods ended 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.50%, 0.78%, 1.42%, 1.20% and 1.22% respectively.
[6]	Effective August 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.85% of average daily net assets of the Fund. Prior to August 1, 2018, the annual operating expense limitation was 2.25%.
[7]	Annualized.

See accompanying Notes to Financial Statements.

39

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class I*

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended September 30,			For the Period March 1, 2017 through September 30,	For the Year Ended February 28,	For the Year Ended February 29,
	2020	2019	2018	2017**	2017	2016
Net asset value, beginning of period	$27.57	$26.17	$27.40	$26.71	$26.21	26.29
Income from Investment Operations:
Net investment income (loss)[1]	0.42	0.50	0.33	(0.03)	(0.47)	(0.51)
Net realized and unrealized gain (loss)	(1.01)	1.74	(0.75)	0.72	1.41	1.70
Total from investment operations	(0.59)	2.24	(0.42)	0.69	0.94	1.19

Less Distributions:
From net investment income	(0.64)	(0.84)	-	-	-	-
From net realized gain	(1.62)	-	(0.81)	-	(0.44)	(1.27)
From return of capital	(0.37)	-	-	-	-	-
Total distributions	(2.63)	(0.84)	(0.81)	-	(0.44)	(1.27)

Redemption Fee Proceeds[1]	-	-	-	-	-	- [2]

Net asset value, end of period	$24.35	$27.57	$26.17	$27.40	$26.71	$26.21

Total return[3]	(2.23)%	8.80%	(1.60)%	2.58%[4]	3.56%	4.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$45,706	$47,554	$57,368	$128,676	$111,728	$28,648

Ratio of expenses to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.83%[5]	2.17%[5]	2.82%[5,6]	3.37%[5,7]	3.41%[5]	4.45%[5]
After fees waived and expenses absorbed	1.83%[5]	2.01%[5]	2.68%[5,6]	3.37%[5,7]	3.36%[5]	3.74%[5]
Ratio of net investment income (loss) to average net assets (including dividends and interest on securities sold short and interest expense):
Before fees waived and expenses absorbed	1.66%	1.74%	1.10%	(0.19)%[7]	(1.78)%	(3.21)%
After fees waived and expenses absorbed	1.66%	1.90%	1.24%	(0.19)%[7]	(1.73)%	(2.50)%
Portfolio turnover rate	223%	286%	275%	198%[4]	323%	393%

*	Financial information from April 30, 2012 through December 18, 2016 is for the Vivaldi Orinda Macro Opportunities Fund, which was reorganized into the Vivaldi Multi-Strategy Fund as of the close of business December 18, 2016.
**	Fiscal year end changed to September 30, effective July 20, 2017.
[1]	Based on average shares outstanding for the period.

See accompanying Notes to Financial Statements.

40

Vivaldi Multi-Strategy Fund

FINANCIAL HIGHLIGHTS

Class I*

[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	If dividends and interest on securities sold short and interest expense had been excluded, the expense ratios would have been lowered by 0.31% for the year ended September 30, 2020. For the periods ended 2019, 2018, 2017 and 2016, the ratios would have been lowered by 0.50%, 0.78%, 1.42%, 1.20% and 1.27% respectively.
[6]	Effective August 1, 2018, the Fund's advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with SEC Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) do not exceed 1.55% of average daily net assets of the Fund. Prior to August 1, 2018, the annual operating expense limitation was 1.95%.
[7]	Annualized.

See accompanying Notes to Financial Statements.

41

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

Note 1 – Organization

Vivaldi Merger Arbitrage Fund (the ‘‘Merger Arbitrage Fund’’) and Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Multi-Strategy Fund is a diversified fund. The Merger Arbitrage Fund is a non-diversified fund.

The Merger Arbitrage Fund seeks returns that are largely uncorrelated with the returns of the general stock market and capital appreciation. The Fund commenced investment operations on October 1, 2015 with Class A and Class I shares. Prior to that date, its only activity was the receipt of a $1,000 investment from principals of the Fund’s advisor and a transfer of 307,251 newly issued shares of the Fund’s Class I in exchange for the net assets of the Highland Capital Management Institutional Fund, LLC, a Delaware limited liability company (the “Company”) valued at $3,073,511. This exchange was nontaxable. The primary assets received by the Fund were cash, interest receivable and securities of the Company with a fair value of $2,249,946 (identified cost of investments transferred were $2,271,450), totaling $3,073,511. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Company was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Multi-Strategy Fund seeks to achieve long-term capital appreciation by pursuing positive absolute returns across market cycles. In pursuing its objective, the Fund seeks to generate attractive long-term returns with low sensitivity to traditional equity and fixed-income indices. The Fund commenced investment operations on December 16, 2016 with Class A and Class I shares. Prior to that date, the Fund acquired the assets and assumed the liabilities of the Vivaldi Orinda Macro Opportunities Fund (the “Predecessor Fund”), a series of Advisors Series Trust. The reorganization was accomplished by the following tax-free exchange in which each shareholder of the Predecessor Fund received the same aggregate share net asset value in the corresponding classes as noted below:

	Shares Issued	Net Assets
Class A	1,058,074	$28,004,864
Class I	3,174,754	$85,334,375

The net unrealized appreciation of investments transferred was $3,090,238 as of the date of the acquisition.

The shares of each class of each Fund represent an interest in the same portfolio of investments of each particular Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative net assets. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

42

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Options are valued at the mean between the last available bid and asked prices used. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Foreign Currency Translation

The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted as of 4:00 PM Eastern Standard Time. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(c) Short Sales

Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short, a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

43

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

(d) Options

The Funds may write or purchase options contracts primarily to enhance the Funds’ returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When a Fund writes or purchases an option, an amount equal to the premium received or paid by a Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or a loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(e) Exchange Traded Funds (“ETFs”)

ETFs typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, may involve duplication of advisory fees and certain other expenses. As a result, Fund shareholders indirectly bear their proportionate share of these incurred expenses. Therefore, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in securities.

Each ETF in which each Fund invests is subject to specific risks, depending on the nature of the ETF. Each ETF is subject to the risks associated with direct ownership of the securities comprising the index on which the ETF is based. These risks could include liquidity risk, sector risk, and risks associated with fixed-income securities.

(f) Closed-end Funds (“CEFs”)

The Multi-Strategy Fund may invest in shares of CEFs. A CEF is a pooled investment vehicle that is registered under the Investment Company Act of 1940 and whose shares are listed and traded on U.S. national securities exchanges. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. In addition, the Fund bears a pro rata share of the management fees and expenses of each underlying CEF, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs.

(g) Equity Swaps

The Funds may enter into equity swap contracts for hedging or investment purposes. Equity swap contracts may be structured in different ways. The counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Funds may agree to pay to the counterparty a floating-rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. In these cases, the return to the Funds on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Funds may agree to pay the other the difference between the relative investment performance that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

44

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

(h) Short-Term Investments

The Merger Arbitrage Fund invests a significant amount (33.2% as of September 30, 2020) in the Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class (“MVRXX”). MVRXX invests exclusively in obligations issued or guaranteed by the U.S. government and its agencies and instrumentalities and in repurchase agreements collateralized by such securities. Each Fund may also hold cash.

MVRXX files complete Semi-Annual and Annual Reports with the U.S. Securities and Exchange Commission for semi-annual and annual periods of each fiscal year on Form N-CSR. The Forms N-CSR are available on the website of the U.S. Securities and Exchange Commission at www.sec.gov, and may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The net expense ratio per April 30, 2020 Semi-Annual report of Morgan Stanley Institutional Liquidity Fund - Government Portfolio - Institutional Class was 0.18%.

(i) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(j) Federal Income Taxes

Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

45

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of September 30, 2020 and during the prior three open tax years, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(k) Distributions to Shareholders

The Funds will make distributions of net investment income per the table below and capital gains, if any, at least annually. The Multi-Strategy Fund seeks to make distributions once per quarter based on a pre-determined rate. A portion of the distributions made by the Multi-Strategy Fund may be treated as return of capital for tax purposes. Shareholders who receive a payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when, in fact, they are not. Shareholders should not assume that the source of a distribution from the Multi-Strategy Fund is net profit. The Multi-Strategy Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Distribution Frequency of Net Investment Income
Merger Arbitrage Fund	Annually
Multi-Strategy Fund	Quarterly*

*	Effective September 11, 2019, the Fund has changed the distribution frequency from annually to quarterly.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(l) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

46

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Vivaldi Asset Management, LLC (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

Merger Arbitrage Fund	1.25%
Multi-Strategy Fund	1.20%

The Advisor has engaged RiverNorth Capital Management, LLC and Angel Oak Capital Advisors, LLC, (each, a "Sub-Advisor" and together, the “Sub-Advisors”) to manage certain assets of the Multi-Strategy Fund and pays the Sub-Advisors from its advisory fees.

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for expenses of the Funds to ensure that the annual Funds’ operating expenses (excluding any taxes, leverage interest, acquired fund fees and expenses (as determined in accordance with Form N-1A), dividend and interest expense on short sales, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed the following levels:

	Annual Expense Limit	Annual Expense Limit
	Class A Shares†	Class I Shares†
Merger Arbitrage Fund	1.85%	1.55%
Multi-Strategy Fund	1.85%	1.55%

†	The limit on annual operating expenses is calculated based on each Fund’s average daily net assets.

This agreement is in effect until January 31, 2021 for the Funds. These agreements may be terminated before these dates only by the Trust’s Board of Trustees.

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended September 30, 2020, are reported as “Fund services fees” on the Statements of Operations.

IMST Distributors, LLC serves as the Funds’ distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

The Funds have a fee arrangement with their custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended September 30, 2020, there were no fees reduced by earning credits.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended September 30, 2020, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations. A portion of the fees were paid by the Trust’s Co-Administrators. Such amount is shown as a reduction of expenses, “Fees paid indirectly”, on the Statements of Operations.

47

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability of the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statements of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended September 30, 2020, are reported on the Statements of Operations.

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is affected at the current market price to minimize trading costs, where permissible. For the year ended September 30, 2020, the Multi-Strategy Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Net Realized Gain (Loss)
Multi-Strategy Fund	$260,885	$-	$-

Note 4 – Federal Income Taxes

At September 30, 2020, the cost of investments on a tax basis and gross unrealized appreciation (depreciation) on investments for federal income tax purposes were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund
Cost of investments	$477,601,463	$45,057,006

Gross unrealized appreciation	$5,807,782	$1,268,371
Gross unrealized depreciation	(6,681,003)	(2,150,809)
Net unrealized depreciation on investments	$(873,221)	$(882,438)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

48

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2020, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

	Increase (Decrease)
Fund	Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
Merger Arbitrage Fund	$(915)	$915
Multi-Strategy Fund	(1,696)	1,696

As of September 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Merger Arbitrage Fund	Multi-Strategy Fund
Undistributed ordinary income	$1,877,624	$-
Undistributed long-term capital gains	22,836	-
Accumulated earnings	1,900,460	-

Accumulated capital and other losses	-	(3,539,926)
Unrealized depreciation on investments	(873,221)	(882,438)
Unrealized deferred compensation	(27,764)	(8,640)
Total accumulated earnings (loss)	$999,475	$(4,431,004)

The tax character of distributions paid during the periods ended September 30, 2020 and September 30, 2019 was as follows:

	Merger Arbitrage Fund		Multi-Strategy Fund
Distribution paid from:	2020	2019	2020	2019
Ordinary income	$33,341,174	$9,388,401	$4,022,509	$1,302,007
Net long-term capital gains	-	1,630,960	248,468	214,917
Return of Capital	-	-	790,736	-
Total taxable distributions	$33,341,174	$11,019,361	$5,061,713	$1,516,924

As of September 30, 2020, the Multi-Strategy Fund had qualified post October losses of $3,539,926.

Note 5 – Redemption Fee

The Merger Arbitrage Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the years ended September 30, 2020 and 2019, the Fund received $12,051 and $13,283, respectively, in redemption fees.

49

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

Note 6 – Investment Transactions

For the year ended September 30, 2020, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales	Proceeds from Securities Sold Short	Cover Short Securities
Merger Arbitrage Fund	$1,931,782,076	$1,843,516,429	$545,591,818	$655,424,110
Multi-Strategy Fund	83,949,449	78,858,132	20,323,141	31,561,298

Note 7 – Distribution Plan

The Trust, on behalf of the Funds, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Funds to pay distribution fees for the sale and distribution of its shares. With respect to Class A, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. Class I does not pay any distribution fees.

For the year ended September 30, 2020, distribution fees incurred are disclosed on the Statements of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Merger Arbitrage Fund and Multi-Strategy Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of Class A shares and 0.10% of average daily net assets of Class I shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended September 30, 2020, shareholder servicing fees incurred are disclosed on the Statements of Operations.

Note 9 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
50

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of September 30, 2020, in valuing the Funds’ assets carried at fair value:

Merger Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Common Stocks*	$372,294,629	$-	$-	$372,294,629
Rights	-	-	164,888	164,888
Short-Term Investments	175,553,721	-	-	175,553,721
Warrants	157,805	-	-	157,805
Total Investments	$548,006,155	$-	$164,888	$548,171,043

Liabilities
Securities Sold Short
Common Stocks*	$71,406,244	$-	$-	$71,406,244
Total Securities Sold Short	71,406,244	-	-	71,406,244
Written Options Contracts	31,344	5,213	-	36,557
Total Securities Sold Short and Options	$71,437,588	$5,213	$-	$71,442,801

51

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

Multi-Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$9,339,865	$500,000	$9,839,865
Closed-End Funds	12,307,950	-	-	12,307,950
Collateralized Mortgage Obligations	-	9,501,117	-	9,501,117
Common Stocks*	6,801,803	-	-	6,801,803
Corporate Bonds	-	1,360,953	-	1,360,953
Exchange-Traded Debt Securities	1,634,299	-	-	1,634,299
Rights	15,752	-	2,726	18,478
Warrants	157,139	-	-	157,139
Short-Term Investments	5,754,524	-	-	5,754,524
Total Investments	$26,671,467	$20,201,935	$502,726	$47,376,128

Liabilities
Securities Sold Short
Common Stocks*	$823,850	$-	$-	$823,850
Exchange-Traded Funds	2,377,225	-	-	2,377,225
Total Securities Sold Short	3,201,075	-	-	3,201,075
Written Options Contracts	417	68	-	485
Total Securities Sold Short and Options	$3,201,492	$68	$-	$3,201,560

*	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Merger Arbitrage Fund
Rights
Balance as of September 30, 2019	$-
Transfers into Level 3 during the period	-
Transfers out of Level 3 during the period	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	-
Included in other comprehensive income	-
Purchases, sales, and principal paydowns
Net purchases	164,888
Net sales	-
Principal paydown	-
Balance as of September 30, 2020	$164,888
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-

52

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

Multi-Strategy Fund
	Rights	Asset-Backed Securities
Balance as of September 30, 2019	$-	$-
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	-	-
Included in other comprehensive income	-	-
Purchases, sales, and principal paydowns
Net purchases	2,726	500,000
Net sales	-	-
Principal paydown	-	-
Balance as of September 30, 2020	$2,726	$500,000
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-	$-

The following tables present additional quantitative information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of September 30, 2020:

Merger Arbitrage Fund
Asset Class	Fair Value at 9/30/2020	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(2)
Rights	$164,888	Asset Approach	Expected Remaining Distributions	$0.33	N/A	Increase

Multi-Strategy Fund
Asset Class	Fair Value at 9/30/2020	Valuation Technique(s)	Unobservable Input(1)	Range of Input	Weighted Average of Input	Impact to Valuation from an Increase in Input(2)
Rights	$2,726	Asset Approach	Expected Remaining Distributions	$0.33	N/A	Increase
Asset-Backed Securities	$500,000	Market Approach	Precedent Transaction	$100.00	N/A	Increase

(1)	The investment advisor/sub-advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
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Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Derivative and Hedging Disclosure

Derivatives and Hedging requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds invested in options contracts and swap contracts during the year ended September 30, 2020.

The effects of these derivative instruments on the Funds’ financial position and financial performance as reflected in the Statements of Assets and Liabilities and Statements of Operations are presented in the tables below. The fair values of derivative instruments as of September 30, 2020, by risk category are as follows:

	Merger Arbitrage Fund
	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity contracts	Written options contracts, at value	$36,557
Total		$36,557

	Multi-Strategy Fund
	Liability Derivatives
Derivatives not designated as hedging instruments	Statement of Asset and Liabilities Location	Value
Equity contracts	Written options contracts, at value	$485
Total		$485

54

Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

The effects of derivative instruments on the Statements of Operations for the year ended September 30, 2020, are as follows:

Merger Arbitrage Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts
Equity contracts	$(268,736)	$391,334	$4,949
Total	$(268,736)	$391,334	$4,949

Multi-Strategy Fund
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts
Equity contracts	$(5,776)	$19,844	$110
Total	$(5,776)	$19,844	$110

Merger Arbitrage Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Written Options Contracts	Swap Contracts	Total
Equity contracts	$114,911	$26,093	$141,004
Total	$114,911	$26,093	$141,004

Multi-Strategy Fund
Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Swap Contracts	Total
Equity contracts	$501	$1,125	$418	$2,044
Total	$501	$1,125	$418	$2,044

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Vivaldi Funds

NOTES TO FINANCIAL STATEMENTS - Continued

September 30, 2020

The number of contracts is included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of September 30, 2020, are as follows:

Merger Arbitrage Fund
Derivative	Quarterly Average	Amount
Options Contracts - Written	Average Notional Value	$(9,689,920)
Swap Contracts - Long	Average Notional Value	2,977,647
Swap Contracts - Short	Average Notional Value	(2,986,207)

Multi-Strategy Fund
Derivative	Quarterly Average	Amount
Options Contracts - Purchased	Average Notional Value	$16,920
Options Contracts - Written	Average Notional Value	(145,960)
Swap Contracts - Long	Average Notional Value	47,672
Swap Contracts - Short	Average Notional Value	(47,809)

Note 12 – Borrowing

The Funds have entered into a borrowing agreement with BNP Paribas (acting through its New York Branch). The Funds may borrow amounts up to one-third of the value of its assets. The Funds are charged interest of one-month Libor plus 1.10% for borrowing under this agreement. The Funds did not borrow under the line of credit agreement during the year ended September 30, 2020.

Note 13 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in the Funds. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments is not reasonably estimable at this time.

Note 14 – Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

56

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust II and

Shareholders of Vivaldi Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Vivaldi Merger Arbitrage Fund and Vivaldi Multi-Strategy Fund (the “Funds”), each a series of Investment Managers Series Trust II (the “Trust”), including the schedules of investments, as of September 30, 2020, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated thereon, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2013.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

November 30, 2020

57

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended September 30, 2020, 100.00% and 11.37% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund and Multi-Strategy Fund, respectively, are designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended September 30, 2020, 100.00% and 19.08% of the dividends to be paid from net investment income, including short-term capital gains (if any) from the Merger Arbitrage Fund and Multi-Strategy Fund, respectively, are designated as dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended September 30, 2020, the Multi-Strategy Fund designates $248,468 as a 20.00% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (877) 779-1999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustees:
Thomas Knipper, CPA [a] (Born 1957) Trustee	Since September 2013	Vice President and Chief Compliance Officer, Ameritas Investment Partners, a registered investment advisor (1995 – present).	2	None.
Kathleen K. Shkuda [a] (born 1951) Trustee	Since September 2013	Zigzag Consulting, a financial services consulting firm (2008 – present). Director, Managed Accounts, Merrill Lynch (2007-2008).	2	None.
Larry D. Tashjian [a] (born 1953) Trustee and Chairman of the Board	Since September 2013	Principal, CAM Capital Advisors, a family office (2001 – present).	2	General Finance Corporation.

58

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since September 2013	Retired (June 2014 – present); CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 – June 2014); President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust, a registered investment company (includes 55 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustees:
Eric M. Banhazl b† (born 1957) Trustee	Since September 2013	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (September 2013 – January 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	2	Investment Managers Series Trust, a registered investment company (includes 55 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Terrance P. Gallagher a* (born 1958) Trustee and President	Since July 2019	President, Investment Managers Series Trust II (September 2013 – present); Executive Vice President, UMB Fund Services, Inc. (2007 – present). Director of Compliance, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2004 – 2007).	2	Cliffwater Corporate Lending Fund, a registered investment company; Corbin Multi Strategy Fund, LLC, a closed-end investment company; Agility Multi-Asset Income Fund, a closed-end investment company.

59

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) – Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years[e]
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since September 2013

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President and Assistant Secretary	Since January 2016

Co- Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (September 2013 – January 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since January 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – 2019), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since September 2013

Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management

(2009 - 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 16 series managed by unaffiliated investment advisors. Each Trustee serves as Trustee of each series of the Trust. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.
*	Mr. Gallagher is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc.
60

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory and Sub-Advisory Agreements

At a meeting held on April 22, 2020, the Board of Trustees (the “Board”) of Investment Managers Series Trust II (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the renewal of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Vivaldi Asset Management, LLC (the “Investment Advisor”) for an additional one-year term from when it otherwise would expire, with respect to the following series of the Trust (each a “Fund” and together, the “Funds”):

•	the Vivaldi Merger Arbitrage Fund (the “Merger Arbitrage Fund”), and

•	the Vivaldi Multi-Strategy Fund (the “Multi-Strategy Fund”).

At the same meeting, the Board and the Independent Trustees also reviewed and unanimously approved the renewal of the following sub-advisory agreements (together, the “Sub-Advisory Agreements”), each for additional one-year terms from when they otherwise would expire:

•	the sub-advisory agreement between the Investment Advisor and RiverNorth Capital Management, LLC (“RiverNorth”) with respect to the Multi-Strategy Fund (the “RiverNorth Sub-Advisory Agreement”), and

•	the sub-advisory agreement between the Investment Advisor and Angel Oak Capital Advisors, LLC (“Angel Oak” and together with RiverNorth, the “Sub-Advisors”) with respect to the Multi-Strategy Fund (the “Angel Oak Sub-Advisory Agreement”).

The Advisory Agreement and the Sub-Advisory Agreements are collectively referred to below as the “Fund Advisory Agreements.” In approving renewal of each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal was in the best interests of each Fund and its shareholders. The Board acknowledged that in accordance with exemptive relief granted by the U.S. Securities and Exchange Commission, due to unforeseen emergency circumstances related to the COVID-19 pandemic, the meeting was being held by videoconference, and that as required by the relief, the Board would ratify the renewal of the Fund Advisory Agreements at its next in-person meeting.

Background

In advance of the meeting, the Board received information about the Funds and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisors, and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisors; information regarding the background, experience, and compensation structure of relevant personnel providing services to the Funds; information about the Investment Advisor’s and the Sub-Advisors’ compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the profitability of the Investment Advisor’s overall relationship with each Fund; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds (each a “Peer Group”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”) from Morningstar, Inc.’s relevant fund universe (each a “Fund Universe”) for various periods ended January 31, 2020; reports comparing the investment advisory fee and total expenses of each Fund with those of its Peer Group and Fund Universe; and the advisory and sub-advisory fees paid pursuant to the Advisory Agreement and Sub-Advisory Agreements, respectively. The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisors were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

61

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In renewing each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Vivaldi Asset Management, LLC

Nature, Extent and Quality of Services

With respect to the performance results of each Fund, the meeting materials indicated the following:

•	The Merger Arbitrage Fund’s annualized total return for the three-year period was higher than the median returns of the Peer Group and Market Neutral Fund Universe, but slightly lower than the return of the Bloomberg Barclays U.S. Aggregate Bond Index by 0.04%. The Fund’s total return for the one-year period was above the Fund Universe median return and the same as the Peer Group median return, but below the Bloomberg Barclays Index return by 3.78%. The Trustees considered the Investment Advisor’s explanation that despite the Fund’s underperformance relative to the Bloomberg Barclays Index, the Fund was expected to outperform the Index over full market cycles, which was supported by the five- and ten-year trailing returns. The Trustees also considered the Investment Advisor’s assertion that the selection of the benchmark is challenging given that the Fund’s strategy is wholly uncorrelated to traditional market indices. The Trustees noted the Investment Advisor’s observation that although the Fund underperformed the Bloomberg Barclays Index, the Fund achieved its returns while displaying considerably less volatility and that the underperformance relative to the Index was due to significant outperformance by traditional bonds.

•	The Multi-Strategy Fund’s annualized total returns for the one-, three-, and five-year periods were higher than the median returns of the Peer Group and Multialternative Fund Universe as well as the returns of the ICE BofA 3-Month U.S. Treasury Bill Index.

The Board also considered the overall quality of services provided by the Investment Advisor to the Funds. In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds. The Board also considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure. In addition, the Board considered the respective roles of the Investment Advisor and the Sub-Advisors with respect to the Multi-Strategy Fund, noting that the Investment Advisor provides overall supervision of the general investment management and investment operations of the Fund and oversees each Sub-Advisor with respect to the Fund’s operations, including monitoring the investment and trading activities of each Sub-Advisor, monitoring the Fund’s compliance with its investment policies, and providing general administrative services related to the Investment Advisor’s overall supervision of the Fund; and that each Sub-Advisor’s responsibilities include day-to-day management of a portion of the Fund’s assets utilizing its designated strategy. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

62

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisory Fees and Expense Ratios

With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•	The Merger Arbitrage Fund’s annual investment advisory fee (gross of fee waivers) was above the Peer Group median and the Market Neutral Fund Universe median by 0.05% and 0.15%, respectively. The Trustees noted that the Fund’s advisory fee was not in the highest quartile of funds in the Peer Group. The Trustees considered the complexity of the Fund’s investment strategy and noted that the Fund Universe does not represent only dedicated merger arbitrage strategy funds but rather the entire market neutral universe. The Trustees also considered that the Investment Advisor manages assets for a private fund and an exchange-traded fund with similar investment strategies as those used by the Fund, but that those accounts have different restrictions than the Fund regarding position sizing, restricted securities/sectors and leverage, and as a result, those accounts have differing fee structures. The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to a private fund. The Trustees also noted that the Fund’s advisory fee was within the range of the advisory fee paid by the other series of the Trust managed by the Investment Advisor. The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group and Fund Universe medians.

•	The Multi-Strategy Fund’s annual investment advisory fee (gross of fee waivers) was higher than the Peer Group median and the Multialternative Fund Universe median by 0.09% and 0.10%, respectively. The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar client accounts of the Investment Advisor. The Trustees also considered that the Fund’s advisory fee was lower than the advisory fee paid by the other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median, but higher than the Fund Universe median by 0.11%. The Trustees noted that the average net assets of the Fund’s class considered by Broadridge were lower than the average net assets of corresponding classes of funds in the Peer Group, and significantly lower than the average net assets of corresponding classes of funds in the Fund Universe, and that certain of those other funds also had significant assets in other classes.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to the Investment Advisor by each Fund under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale

The Board next considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended January 31, 2020, noting that the Investment Advisor had waived a portion of its advisory fee with respect to the Merger Arbitrage Fund. Recognizing the difficulty in evaluating an investment advisor’s profitability with respect to the funds it manages in the context of an advisor with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board and the Independent Trustees concluded that the profits of the Investment Advisor from its relationships with the Merger Arbitrage Fund and Multi-Strategy Fund were reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of its relationship with the Funds, other than the receipt of its investment advisory fees, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. With respect to the Merger Arbitrage Fund, the Trustees noted that although there were no advisory fee breakpoints, the Fund’s capacity is likely to be constrained and therefore, the Investment Advisor does not expect to realize economies of scale with respect to the Fund. With respect to the Multi-Strategy Fund, the Trustees noted that the asset level of the Fund was not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Fund grow.

63

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

RiverNorth Capital Management, LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by RiverNorth to the Multi-Strategy Fund. In doing so, the Board considered RiverNorth’s specific responsibilities in day-to-day management of a portion of the Fund’s assets utilizing a closed-end fund arbitrage strategy, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of RiverNorth, as well as its compliance structure. The meeting materials indicated that RiverNorth generated positive returns for the Fund for the one-year period ended January 31, 2020, and the Trustees observed the Investment Advisor’s satisfaction with this performance. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by RiverNorth to the Multi-Strategy Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by RiverNorth with respect to the Multi-Strategy Fund, and noted that RiverNorth serves as advisor or sub-advisor to other registered investment companies, private funds, and separately managed accounts with similar objectives and policies as the Multi-Strategy Fund. The Trustees also noted that, except for one registered fund sub-advisory relationship, one registered fund advisory relationship, and one separately managed account, the sub-advisory fee charged by RiverNorth to the Multi-Strategy Fund is the same as or lower than the fees RiverNorth charges to manage the registered investment companies, private funds and separate accounts with similar strategies as the Fund. The Trustees considered the Investment Advisor’s view that RiverNorth is a high quality, closed-end fund manager and that the fee paid to RiverNorth for managing a portion of the Fund is reasonable. The Trustees also observed that the Investment Advisor pays RiverNorth’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to RiverNorth under the RiverNorth Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services RiverNorth provides to the Multi-Strategy Fund.

Benefits to the Sub-Advisor

The Board also considered the benefits received by RiverNorth as a result of its relationship with the Multi-Strategy Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of RiverNorth’s compliance program, and the intangible benefits of RiverNorth’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

64

Vivaldi Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Angel Oak Capital Advisors, LLC

Nature, Extent and Quality of Services

The Board considered the overall quality of services provided by Angel Oak to the Multi-Strategy Fund. In doing so, the Board considered Angel Oak’s specific responsibilities in day-to-day management of a portion of the Fund’s assets utilizing an asset-backed fixed income market strategy, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Fund. The Board also considered the overall quality of the organization and operations of Angel Oak, as well as its compliance structure. The meeting materials indicated that Angel Oak generated positive returns for the Fund for the one-year period ended January 31, 2020, and the Trustees observed the Investment Advisor’s satisfaction with this performance. The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management services provided by Angel Oak to the Multi-Strategy Fund were satisfactory.

Sub-Advisory Fee

The Board reviewed information regarding the sub-advisory fee charged by Angel Oak with respect to the Multi-Strategy Fund, and noted that Angel Oak serves as advisor to a registered fund and a UCITS fund, each of which has the same investment objective and investment strategies as the Multi-Strategy Fund. The Trustees also noted that the sub-advisory fee that Angel Oak charges to manage its portion of the Fund is lower than the advisory fees Angel Oak receives from those two funds. The Trustees also observed that the Investment Advisor pays Angel Oak’s sub-advisory fee out of the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that based on the factors they had reviewed, the compensation payable to Angel Oak under the Angel Oak Sub-Advisory Agreement was fair and reasonable in light of the nature and quality of the services Angel Oak provides to the Multi-Strategy Fund.

Benefits to the Sub-Advisor

The Board also considered the benefits received by Angel Oak as a result of its relationship with the Multi-Strategy Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of Angel Oak’s compliance program, and the intangible benefits of Angel Oak’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that renewal of each Fund Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, renewed each Fund Advisory Agreement with respect to the Funds, as applicable.

65

Vivaldi Funds

EXPENSE EXAMPLES

For the Six Months Ended September 30, 2020 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchases within certain classes; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (Class A only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2020 to September 30, 2020.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Vivaldi Merger Arbitrage Fund		4/1/20	9/30/20	4/1/20 – 9/30/20
Class A	Actual Performance	$1,000.00	$1,016.70	$11.66
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.44	11.64
Class I	Actual Performance	1,000.00	1,019.50	10.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.15	9.99

*	Expenses are equal to the Fund’s annualized expense ratios of 2.31% and 1.98% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period) for Class A shares and Class I shares. Assumes all dividends and distributions were reinvested.
66

Vivaldi Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended September 30, 2020 (Unaudited)

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Vivaldi Multi-Strategy Fund		4/1/20	9/30/20	4/1/20 – 9/30/20
Class A	Actual Performance	$1,000.00	$1,121.70	$10.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.08	9.99
Class I	Actual Performance	1,000.00	1,122.70	9.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.13	8.94

*	Expenses are equal to the Fund’s annualized expense ratios of 1.98% and 1.77% for the Class A and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 183/366 (to reflect the six month period) for Class A shares and Class I shares. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

.

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The Vivaldi Funds

Each a series of Investment Managers Series Trust II

Investment Advisor

Vivaldi Asset Management, LLC

225 West Wacker, Suite 2100

Chicago, Illinois 60606

Sub-Advisor

Angel Oak Capital Advisors, LLC

3344 Peachtree Road Northeast, Suite 1725

Atlanta, Georgia 30326

Sub-Advisor

RiverNorth Capital Management, LLC

325 North LaSalle Street, Suite 645

Chicago, Illinois 60654

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Vivaldi Merger Arbitrage Fund – Class A	VARAX	46141T 877
Vivaldi Merger Arbitrage Fund – Class I	VARBX	46141T 869
Vivaldi Multi-Strategy Fund – Class A	OMOAX	46141T 687
Vivaldi Multi-Strategy Fund – Class I	OMOIX	46141T 679

Privacy Principles of the Vivaldi Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Vivaldi Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (877) 779-1999 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to their use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (877) 779-1999.

Vivaldi Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (877) 779-1999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-877-779-1999.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has the following “audit committee financial experts” as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Messrs. Thomas Knipper and John P. Zader.  The audit committee financial experts are “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Vivaldi Merger Arbitrage Fund	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2020	FYE 9/30/2019
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Vivaldi Merger Arbitrage Fund	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

Vivaldi Multi-Strategy Fund	FYE 9/30/2020	FYE 9/30/2019
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Vivaldi Merger Arbitrage Fund
Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Vivaldi Multi-Strategy Fund
Non-Audit Related Fees	FYE 9/30/2020	FYE 9/30/2019
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/9/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President/Chief Executive Officer

Date	12/9/20

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	12/9/20